SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. _ )

Filed by the Registrant    [X]
Filed by a Party other than the Registrant     [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2))
[X]  Definitive  Proxy Statement
[ ]  Definitive  Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

         ---------------------------------------------------------------

                (Name of Registrant as Specified In Its Charter)
                               TREMONT CORPORATION

         ---------------------------------------------------------------


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]      No fee required
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
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         -----------------------------------------------------------------------
         (2)     Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
         (3) Per-unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the
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                 was determined):
         -----------------------------------------------------------------------
         (4)     Proposed maximum aggregate value of transaction:
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[ ]      Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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         (4)     Date Filed:
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



                               TREMONT CORPORATION
                            1999 Broadway, Suite 4300
                             Denver, Colorado 80202



April 3, 2001



Dear Stockholder:

You are cordially invited to attend the 2001 Annual Meeting of Stockholders of Tremont Corporation ("Tremont" or the "Company"), which will be held on Tuesday, May 8, 2001, at 1:00 p.m. (local time), at the offices of Valhi, Inc., Three Lincoln Centre, 5430 LBJ Freeway, Suite 1700, Dallas, Texas. In addition to matters to be acted on at the meeting, which are described in detail in the attached Notice of Annual Meeting of Stockholders and Proxy Statement, we will update you on the Company. I hope that you will be able to attend.

Whether or not you plan to attend the meeting, please complete, date, sign and return the enclosed proxy card or voting instruction form in the accompanying envelope so that your shares are represented and voted in accordance with your wishes. Your vote, whether given by proxy or in person at the meeting, will be held in confidence by the Inspector of Election for the meeting in accordance with Tremont's Bylaws.


                                           Sincerely,




                                           J. Landis Martin
                                           Chairman of the Board,
                                           President and Chief Executive Officer

                                     [LOGO]
                               TREMONT CORPORATION
                            1999 Broadway, Suite 4300
                             Denver, Colorado 80202

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 8, 2001


To the Stockholders of Tremont Corporation:

NOTICE IS HEREBY GIVEN that the 2001 Annual Meeting of Stockholders (the "Meeting") of Tremont Corporation, a Delaware corporation ("Tremont" or the "Company"), will be held on Tuesday, May 8, 2001, at 1:00 p.m. (local time), at the offices of Valhi, Inc., Three Lincoln Centre, 5430 LBJ Freeway, Suite 1700, Dallas, Texas, for the following purposes:

         (1) To elect eight directors to serve until the 2002 Annual Meeting of Stockholders and until their successors are duly elected and qualified; and

         (2) To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

The Board of Directors of the Company set the close of business on March 23, 2001, as the record date (the "Record Date") for the Meeting. Only holders of Tremont's common stock, $1.00 par value per share, at the close of business on the Record Date, are entitled to notice of, and to vote at, the Meeting. The stock transfer books of the Company will not be closed following the Record Date. A complete list of stockholders entitled to vote at the Meeting will be available for examination during normal business hours by any Tremont stockholder, for purposes related to the Meeting, for a period of ten days prior to the Meeting, at Tremont's corporate offices located at 1999 Broadway, Suite 4300, Denver, Colorado.

You are cordially invited to attend the Meeting. Whether or not you plan to attend the Meeting in person, please complete, date and sign the accompanying proxy card or voting instruction form and return it promptly in the enclosed envelope to ensure that your shares are represented and voted in accordance with your wishes. You may revoke your proxy by following the procedures set forth in the accompanying Proxy Statement. If you choose, you may still vote in person at the Meeting even though you previously submitted your proxy.

In accordance with the Company's Bylaws, your vote, whether given by proxy or in person at the Meeting, will be held in confidence by the Inspector of Election for the Meeting.


                                   By order of the Board of Directors,




                                   Robert E. Musgraves
                                   Vice President, General Counsel and Secretary

Denver, Colorado
April 3, 2001

                               TREMONT CORPORATION
                            1999 Broadway, Suite 4300
                             Denver, Colorado 80202

                              --------------------

                                 PROXY STATEMENT
                              --------------------


                               GENERAL INFORMATION

This Proxy Statement and the accompanying proxy card or voting instruction form are being furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors (the "Board of Directors") of Tremont Corporation, a Delaware corporation ("Tremont" or the "Company"), for use at the 2001 Annual Meeting of Stockholders of the Company to be held on Tuesday, May 8, 2001, at 1:00 p.m. (local time), at the offices of Valhi, Inc., Three Lincoln Centre, 5430 LBJ Freeway, Suite 1700, Dallas, Texas, and at any adjournment or postponement thereof (the "Meeting"). This Proxy Statement and the accompanying proxy card or voting instruction form will first be mailed to the holders of Tremont's common stock, $1.00 par value per share ("Tremont Common Stock"), on or about April 6, 2001.

                             PURPOSE OF THE MEETING

Stockholders of the Company represented at the Meeting will consider and vote upon (i) the election of eight directors to serve until the 2002 Annual Meeting of Stockholders of the Company and until their successors are duly elected and qualified, and (ii) such other business as may properly come before the Meeting. The Company is not aware of any business to be presented for consideration at the Meeting other than the election of directors.

                            VOTING RIGHTS AND QUORUM

The presence, in person or by proxy, of the holders of a majority of the shares of Tremont Common Stock entitled to vote at the Meeting is necessary to constitute a quorum for the conduct of business at the Meeting. Shares of Tremont Common Stock that are voted to abstain from any business coming before the Meeting and broker/nominee non-votes will be counted as being in attendance at the Meeting for purposes of determining whether a quorum is present.

At the Meeting, directors of the Company will be elected by a plurality of the affirmative vote of the outstanding shares of Tremont Common Stock present (in person or by proxy) and entitled to vote. The accompanying proxy card or voting instruction form provides space for a stockholder to withhold authority to vote for any or all nominees for the Board of Directors. Neither shares as to which authority to vote on the election of directors has been withheld nor broker/nominee non-votes will be counted as affirmative votes to elect nominees for the Board of Directors. However, since director nominees need only receive the vote of a plurality of the shares represented (in person or by proxy) at the Meeting and entitled to vote, a vote withheld from a particular nominee will not affect the election of such nominee.

Except as otherwise required by the Company's Amended and Restated Certificate of Incorporation, any other matter that may be submitted to a stockholder vote will require the affirmative vote of a majority of the shares represented at the Meeting (in person or by proxy) and entitled to vote. Shares of Tremont Common Stock that are voted to abstain from any business coming before the Meeting and broker/nominee non-votes will not be counted as votes for or against any such other matter.

First Chicago Trust Division of EquiServe ("First Chicago"), the transfer agent and registrar for Tremont Common Stock, has been appointed by the Board of Directors to ascertain the number of shares represented, receive proxies and ballots, tabulate the vote and serve as Inspector of Election at the Meeting. All proxies and ballots delivered to First Chicago will be kept confidential by First Chicago in accordance with the Company's Bylaws.

The record date set by the Board of Directors for the determination of stockholders entitled to notice of, and to vote at, the Meeting is the close of business on March 23, 2001 (the "Record Date"). Only holders of shares of Tremont Common Stock at the close of business on the Record Date are entitled to vote at the Meeting. As of the Record Date, there were 6,424,858 shares of Tremont Common Stock issued and outstanding, each of which will be entitled to one vote on each matter that comes before the Meeting.

AS OF THE RECORD DATE,  VALHI,  INC.  ("VALHI"),  TOGETHER  WITH  CERTAIN  OTHER
PERSONS OR ENTITIES RELATED TO HAROLD C. SIMMONS, HELD APPROXIMATELY 80.1% (5,149,588 SHARES) OF THE OUTSTANDING SHARES OF TREMONT COMMON STOCK. VALHI AND SUCH PERSONS OR ENTITIES HAVE INDICATED THEIR INTENTION TO HAVE SUCH SHARES REPRESENTED AT THE MEETING AND TO VOTE SUCH SHARES "FOR" THE ELECTION OF ALL OF THE NOMINEES FOR DIRECTOR SET FORTH IN THIS PROXY STATEMENT. IF ALL OF SUCH SHARES ARE VOTED AS INDICATED, THE ELECTION OF SUCH DIRECTOR NOMINEES WILL BE ASSURED.

                               PROXY SOLICITATION

This proxy solicitation is being made by and on behalf of the Board of Directors of the Company. The Company will pay all expenses of this proxy solicitation, including charges for preparing, printing, assembling and distributing all materials delivered to stockholders. In addition to solicitation by mail, directors, officers and regular employees of the Company may solicit proxies by telephone or personal contact for which such persons will receive no additional compensation. The Company has retained D.F. King & Co., Inc. to aid in the distribution of this Proxy Statement, at a cost that the Company estimates will be approximately $4,000. In addition, upon request, the Company will reimburse banking institutions, brokerage firms, custodians, trustees, nominees and fiduciaries for their reasonable out-of-pocket expenses incurred in distributing proxy materials and voting instructions to the beneficial owners of Tremont Common Stock held of record by such entities.

All shares of Tremont Common Stock represented by properly executed proxies will, unless such proxies have previously been revoked, be voted in accordance with the instructions indicated in such proxies. If no instructions are indicated, such shares will be voted (a) "FOR" the election of each of the eight nominees set forth below as directors, and (b) to the extent allowed by federal securities laws, in the discretion of the proxy holders on any other matter that may properly come before the Meeting. Each holder of record of Tremont Common Stock giving the proxy enclosed with this Proxy Statement may revoke it at any time, prior to the voting thereof at the Meeting, by (i) delivering to First Chicago a written revocation of the proxy, (ii) delivering to First Chicago a duly executed proxy bearing a later date, or (iii) voting in person at the Meeting. Attendance by a stockholder at the Meeting will not in itself constitute the revocation of a proxy previously given.

                              ELECTION OF DIRECTORS

The Bylaws of the Company currently provide that the Board of Directors shall consist of a minimum of three and a maximum of seventeen persons, as determined from time to time by the Board of Directors in its discretion. The number of directors is currently set at eight. The eight directors elected at the Meeting will hold office until the 2002 Annual Meeting of Stockholders of the Company and until their successors are duly elected and qualified.

Each of the nominees set forth below is currently a director of the Company whose term will expire at the Meeting. All nominees have agreed to serve if elected. If any nominee is not available for election at the Meeting, the proxy will be voted for an alternate nominee to be selected by the Board of Directors, unless the stockholder executing such proxy withholds authority to vote for the election of directors. The Board of Directors believes that all of its present nominees will be available for election at the Meeting and will serve if elected.

The Board of Directors recommends a vote "FOR" each of the nominees identified below.

Nominees for Director
The following information has been provided by the respective nominees for election to the Board of Directors.

Susan E. Alderton, 49, has been a director of Tremont since 1990. Ms. Alderton was Vice President, Finance of Tremont from 1990 until 1992, Treasurer of Tremont from 1988 to 1992 and Vice President of Tremont from 1988 to 1990. Since 1988, Ms. Alderton has been Vice President and Treasurer of NL Industries, Inc. ("NL"), which is engaged in the manufacture of titanium dioxide pigments. In 1998, Ms. Alderton was also named Chief Financial Officer of NL. Valhi and Tremont hold approximately 60.2% and 20.4%, respectively, of the outstanding common stock of NL ("NL Common Stock"). Valhi and NL may be deemed to be affiliates of Tremont.

Richard J. Boushka, 66, has been a director of Tremont since 1990. Since 1975, Mr. Boushka has served as the principal of Boushka Properties, a private investment firm. Since 1986, Mr. Boushka has also served as Chairman of the Board of Citation Oil and Gas Corporation, an oil and gas production company, and has been President of Sunflower Racing, Inc., an operator of racetrack facilities. From 1955 to 1980, Mr. Boushka was employed by Vickers Energy Company, an oil and gas concern, where his last position was President. Mr. Boushka is also a director of Perini Corporation. Mr. Boushka serves as Chair of Tremont's Audit Committee and is a member of the Management Development and Compensation Committee (the "Compensation Committee").

J. Landis Martin, 55, has been the Chief Executive Officer and a director of Tremont since 1988. Mr. Martin has been Chairman of the Board of Tremont since 1990 and has served as President of Tremont since 1987 (except for a period in 1990). Mr. Martin has also served since 1987 as Chairman of the Board of Titanium Metals Corporation ("TIMET"), a producer of titanium metal products, as Chief Executive Officer of TIMET since 1995 and as President of TIMET from 1995 to 1996 and since January 2000. The Company owns approximately 38.6% of the outstanding shares of common stock of TIMET ("TIMET Common Stock"). TIMET may be deemed to be an affiliate of Tremont. Since 1987, Mr. Martin has served as President and Chief Executive Officer and, since 1986, as a director of NL. Mr. Martin is also a director of Halliburton Company, Apartment Investment and Management Company, and Crown Castle International Corporation.

Glenn R. Simmons, 73, has been a director of Tremont since 1988. Mr. Simmons is Chairman of the Board of Keystone Consolidated Industries, Inc. ("Keystone"), a steel fabricated wire products, industrial wire and carbon steel rod company and CompX International Inc. ("CompX"), a majority-owned, indirect subsidiary of Valhi engaged in the manufacture of ergonomic computer support systems, precision ball bearing slides and security products. Keystone and CompX may be deemed to be affiliates of Tremont. Since 1987, Mr. Simmons has been Vice
Chairman of the Board of Valhi and Contran Corporation ("Contran"), a diversified holding company that directly and through related entities holds approximately 94% of the outstanding common stock of Valhi ("Valhi Common Stock") and 50% of the outstanding common stock of Keystone. Mr. Simmons has been an executive officer and/or director of various companies related to Valhi and Contran since 1969. Mr. Simmons is also a director of TIMET and NL. Mr. Simmons is a brother of Harold C. Simmons.

Harold C. Simmons, 69 has been a director of Tremont since 1988 and served as Chairman of the Board of Tremont from 1988 to 1990. Mr. Simmons has been Chairman of the Board, Chief Executive Officer and a director of Valhi and Contran since prior to 1996 and was President of Valhi and Contran from 1994 to 1998. Mr. Simmons has been an executive officer and/or director of various other companies related to Valhi and Contran since 1961. Mr. Simmons is also Chairman of the Board of NL. Mr. Simmons is a brother of Glenn R. Simmons.

General Thomas P. Stafford (retired), 70, has been a director of Tremont since 1989. Gen. Stafford was a co-founder of and has been affiliated with Stafford, Burke and Hecker, Inc., a Washington-based consulting firm, since 1982. Gen. Stafford graduated from the United States Naval Academy in 1952. He was commissioned as an officer in the United States Air Force ("USAF") and attended the USAF Experimental Flight Test School in 1958. He was selected as an astronaut in 1962, piloted Gemini VI in 1965 and commanded Gemini IX in 1966. In 1969, Gen. Stafford was named Chief of the Astronaut Office and was the Apollo X commander for the first lunar module flight to the moon. He commanded the Apollo-Soyuz joint mission with the Soviet cosmonauts in 1975. After his retirement from the USAF in 1979 as Lieutenant General, in which his last assignment was Deputy Chief of Staff for Research, Development and Acquisitions, he became Chairman of Gibraltar Exploration Limited, an oil and gas exploration and production company, and served in that position until 1984, when he joined General Technical Services, Inc., a consulting firm. In addition to serving as a director of TIMET and NL, Gen. Stafford is a director of CMI Corporation and The Wackenhut Corp. Gen. Stafford serves as Chair of the Compensation Committee and is a member of Tremont's Audit Committee and Nominations Committee.

Avy H. Stein, 46, has been a director of Tremont since 1991. Mr. Stein has been a managing partner in the private equity investment firm of Willis Stein & Partners since 1995. Mr. Stein was a Managing Director of Continental Equity Capital Corporation and Continental Illinois Venture Corporation, investment funds affiliated with Continental Bank of Illinois, from 1989 to 1995. Mr. Stein serves as Chair of Tremont's Nominations Committee and is a member of Tremont's Audit Committee and Compensation Committee.

Steven L Watson, 50, has been a director of Tremont since October 2000 and also serves as its Assistant Secretary. Mr. Watson has been President and a director of Valhi and Contran since 1998 and has served as an executive officer and/or director of Valhi, Contran and various companies related to Valhi and Contran since 1980. Mr. Watson also serves on the board of directors of TIMET, NL, CompX and Keystone.

For  information  concerning  certain  transactions  to which  certain  director
nominees  are  parties  and  other  matters,  see  "Certain   Relationships  and
Transactions" below.

Board Meetings
The Board of Directors held five meetings in 2000. Each of the directors participated in at least 75% of the total number of Board meetings and committee meetings (for committees on which they served) held during their period of service in 2000.

Board Committees
The Board of Directors has established the following standing committees:

Audit Committee. The responsibilities and authority of the Audit Committee are, among other things, to review and recommend to the Board of Directors the selection of the Company's independent auditors, to consider the independence and effectiveness of the independent auditors, to review with the independent auditors the scope and results of the annual auditing engagement and the system of internal accounting controls, to review the Company's Annual Report on Form 10-K, including annual financial statements, to review and discuss with management the Company's interim financial statements and to direct and supervise special audit inquiries. The Company's Board of Directors has adopted a written charter for the Audit Committee, a copy of which is attached as Appendix A to this Proxy Statement. The Company believes that each of the members of the Audit Committee is independent, in accordance with the requirements of the New York Stock Exchange. The current members of the Audit Committee are Richard J. Boushka (Chair), Gen. Thomas P. Stafford and Avy H. Stein. The Audit Committee held two meetings in 2000. See "Independent Auditor Matters" below.

Management Development and Compensation Committee. The principal responsibilities and authority of the Compensation Committee are to review and approve certain matters involving executive compensation, principally the review of certain intercorporate services agreements through which reimbursement is made for compensation paid by related parties to the Company's executive officers, together with such other matters as the Board of Directors may from time to time direct. The current members of the Compensation Committee are Gen. Thomas P. Stafford (Chair), Richard J. Boushka and Avy H. Stein. The Compensation Committee held one meeting in 2000.

Nominations Committee. The principal responsibilities and authority of the Nominations Committee are to review and make recommendations to the Board of Directors regarding such matters as the size and composition of the Board of Directors, criteria for director nominations, director candidates, the term of office for directors and such other related matters as the Board of Directors may request from time to time. The current members of the Nominations Committee are Avy H. Stein (Chair) and Gen. Thomas P. Stafford. The Nominations Committee held one meeting in 2000. In February 2001, the Nominations Committee reviewed and made its recommendations to the Board of Directors with respect to the election of directors at the Meeting. The Nominations Committee will consider recommendations by stockholders of the Company with respect to the election of directors if such recommendations are submitted in writing to the Secretary of the Company and received not later than December 31 of the year prior to the next annual meeting of stockholders.

Members of the standing committees will be appointed at the meeting of the Board of Directors immediately following the Meeting. The Board of Directors has previously established, and from time to time may establish, other committees to assist it in the discharge of its responsibilities.

Compensation of Directors
During 2000, directors of the Company who were not employees of the Company or NL received an annual retainer of $15,000, payable in quarterly installments, plus a fee of $750 per day for attendance at meetings and as a daily rate for other services rendered on behalf of the Board of Directors or a committee of the Board of Directors. In the event of the death while in active service of any director who is eligible to receive fees, such director's designated beneficiary or estate will be entitled to receive a one-time life insurance benefit equal to one year's annual retainer. Directors are also reimbursed for reasonable expenses incurred in attending Board of Directors and committee meetings. Directors receiving fees for serving on the Board of Directors in 2000 were Richard J. Boushka, Glenn R. Simmons, Harold C. Simmons, Gen. Thomas P. Stafford, Avy H. Stein and Steven L. Watson (together, the "Non-Employee Directors").

During 2000, each of the Non-Employee Directors other than Glenn R. Simmons, Harold C. Simmons and Steven L. Watson was granted an option, pursuant to the Tremont Corporation 1992 Non-Employee Director Stock Option Plan (the "Director Plan"), to purchase 1,000 shares of Tremont Common Stock at an exercise price of $14.00 per share, representing the market value of Tremont Common Stock on the date of grant (calculated as the last reported sale price of Tremont Common Stock on the New York Stock Exchange Composite Tape on such date). Stock options granted pursuant to the Director Plan become exercisable one year after the date of grant and expire on the fifth anniversary following the date of grant.

In addition, pursuant to an intercorporate services agreement between Contran and the Company, certain services were provided by Contran to Tremont during 2000, including services rendered by Harold C. Simmons, a director of the Company. See "Certain Relationships and Transactions-Contractual Relationships" below.

                               EXECUTIVE OFFICERS

Set forth below is certain information relating to the current executive officers of the Company. Biographical information with respect to J. Landis
Martin is set forth under "Election of Directors" above. See also "Certain Relationships and Transactions" below.


Name                      Age     Position(s)
----                      ---     ------------
J. Landis Martin           55     Chairman of the Board,  President  and Chief  Executive  Officer
                                  of  Tremont;   Chairman  of  the  Board,   President  and  Chief
                                  Executive  Officer  of  TIMET;  President  and  Chief  Executive
                                  Officer of NL

Robert E. Musgraves        46     Vice  President,  General  Counsel  and  Secretary  of  Tremont;
                                  Executive Vice President and General Counsel of TIMET

Mark A. Wallace            43     Vice  President,   Chief  Financial  Officer  and  Treasurer  of
                                  Tremont;  Executive Vice President,  Chief Financial Officer and
                                  Treasurer of TIMET

Robert E. Musgraves has served as General Counsel and Secretary of Tremont since 1993 and has been a Vice President of Tremont since 1994. Mr. Musgraves has been Vice President and General Counsel of TIMET since 1990 and served as Secretary from 1991 to 2000. He was named Executive Vice President of TIMET in 2000.

Mark A. Wallace has served as Vice President, Chief Financial Officer and Treasurer of Tremont since February 2000 and was Vice President--Controller and Treasurer of Tremont from 1992 to 1997. Mr. Wallace served as Vice
President--Finance and Treasurer of TIMET from 1992 to 1997, Vice President--Strategic Change and Information Technology of TIMET from 1997 to January 2000, and Executive Vice President, Chief Financial Officer and Treasurer of TIMET since 2000.

                               SECURITY OWNERSHIP

Ownership of Tremont Common Stock
The following table and accompanying notes set forth, as of the Record Date, the beneficial ownership, as defined by the regulations of the Securities and Exchange Commission (the "Commission"), of Tremont Common Stock held by (a) each person or group of persons known to Tremont to beneficially own more than 5% of the outstanding shares of Tremont Common Stock, (b) each director or nominee for director of Tremont, (c) each current or former executive officer of Tremont listed in the Summary Compensation Table below who is not a director or nominee for director of Tremont and (d) all current executive officers and directors of Tremont as a group. See footnote (3) for information concerning individuals and entities that may be deemed to indirectly beneficially own those shares of Tremont Common Stock directly beneficially owned by Valhi and related entities. All information has been taken from or is based upon ownership filings made by such persons with the Commission or upon information provided by such persons to Tremont.


                        Ownership of Tremont Common Stock

                                                                         Tremont Common Stock
                                                                 -----------------------------------
                                                                    Amount and
                                                                     Nature of
                                                                     Beneficial         Percent of
                                                                 Ownership (#) (1)       Class (2)
                                                                 -------------------    ------------


Name of  Beneficial Owner
-------------------------

Greater than 5% Stockholders
    Tremont Group, Inc. and related entities(3)                      5,149,588               80.1%

    JMG Capital Partners, L.P. and related entities (4)                355,800                5.5%

    Dimensional Fund Advisors, Inc. (5)                                339,433                5.3%

Directors
    Susan E. Alderton (6)                                                4,727                ---
    Richard J. Boushka (7)                                               7,100                ---
    J. Landis Martin (3)(8)                                            104,359                1.6%
    Glenn R. Simmons (3)(9)                                                534                ---
    Harold C. Simmons (3)                                                                     ---
                                                                 -0-
    Thomas P. Stafford (7)                                               4,000                ---
    Avy H. Stein (7)                                                     4,000                ---
    Steven L. Watson(3)                                                  4,474                ---

Other Current Executive Officers
    Robert E. Musgraves (10)                                             9,500                ---
    Mark A. Wallace                                                         66

Former Executive Officer
    J. Thomas Montgomery, Jr. (11)                                       2,000                ---

All  Current Directors and Executive Officers of the Company
as a group (10 persons) (3)(6)(7)(8)(9)(10)(12)                        138,760                2.1%

-------------

(1)      All beneficial ownership is sole and direct unless otherwise noted.

(2) No percent of class is shown for holdings of less than 1%. For purposes of calculating individual and group percentages, the number of shares treated as outstanding for each individual includes stock options exercisable by such individual (or all individuals included in the group) within 60 days of the Record Date.

(3) Based upon information supplied to the Company by Valhi, Tremont Group, Inc. ("TGI") and Tremont Holdings LLC ("TRE Holdings") are the direct holders of approximately 80.0% (5,141,421 shares) and 0.1% (8,167 shares),  respectively,  of the  outstanding  shares of Tremont  Common
         Stock.

         Valhi and TRE Holdings are the direct holders of 80.0% and 20.0%, respectively, of the outstanding Common Stock of TGI. NL is the sole member of TRE Holdings. Valhi and Tremont are the direct holders of approximately 60.2% and 20.4%, respectively, of the outstanding shares of NL Common Stock. Tremont is the direct holder of approximately 38.6% of the outstanding shares of TIMET Common Stock. Valhi Group, Inc. ("VGI"), National City Lines, Inc. ("National"), and Contran are the holders of approximately 81.7%, 9.5%, and 1.8%, respectively, of the outstanding shares of Valhi Common Stock. National, NOA, Inc. ("NOA") and Dixie Holding Company ("Dixie Holding") are the direct holders of approximately 73.3%, 11.4% and 15.3%, respectively, of the outstanding common stock of VGI. Contran and NOA are the direct holders of approximately 85.7% and 14.3%, respectively, of the outstanding common stock of National. Contran and Southwest Louisiana Land Company, Inc. ("Southwest") are the direct holders of approximately 49.9% and 50.1%, respectively, of the outstanding common stock of NOA. Dixie Rice Agricultural Corporation, Inc. ("Dixie Rice") is the direct holder of 100% of the outstanding common stock of Dixie Holding. Contran is the holder of 100% of the outstanding common stock of Dixie Rice and approximately 88.9% of the outstanding common stock Southwest. Substantially all of Contran's outstanding voting stock is held by trusts established for the benefit of certain children and grandchildren of Harold C. Simmons (the "Trusts"), of which Mr. Simmons is the sole trustee. As sole trustee of the Trusts, Mr. Simmons has the power to vote and direct the disposition of the shares of Contran stock held by the Trusts. Mr. Simmons, however, disclaims beneficial ownership of any Contran shares held by the Trusts.

         Valmont Insurance Company ("Valmont") and a subsidiary of NL directly own 1,000,000 shares and 1,186,200 shares, respectively, of the outstanding shares of Valhi Common Stock. Valhi directly holds 100% of the outstanding common stock of Valmont. Pursuant to Delaware law, Valhi treats the shares of Valhi Common Stock owned by Valmont and the subsidiary of NL as treasury stock for voting purposes. For the purposes of this footnote, such shares are not deemed outstanding.

         Harold C. Simmons is Chairman of the Board and Chief Executive Officer of TGI, Valhi, VGI, National, NOA, Dixie Holding, Dixie Rice, Southwest and Contran. Mr. Simmons is also Chairman of the Board and Chief Executive Officer of NL and a director of Tremont.

         By virtue of the holding of the offices, the stock ownership and his service as trustee, all as described above, (a) Harold C. Simmons may be deemed to control the entities described above and (b) Mr. Simmons and certain of such entities may be deemed to possess indirect beneficial ownership of the shares of Tremont, Valhi, NL and TIMET Common Stock held directly by certain of such entities. However, Mr. Simmons disclaims beneficial ownership of such shares beneficially owned, directly or indirectly, by any of such entities, except to the extent otherwise expressly indicated in this footnote.

         Glenn R. Simmons and Steven L. Watson are directors of Valhi and Contran, J. Landis Martin is a director of NL and all of such persons are directors of TGI and Tremont. Each of such persons disclaims beneficial ownership of the shares of Tremont Common Stock that TGI, NL, Valhi or Contran directly or indirectly beneficially holds and the shares of TIMET Common Stock held by Tremont.

         The Harold Simmons Foundation, Inc. (the "Foundation") directly holds approximately 0.5% of the outstanding shares of Valhi Common Stock. The Foundation is a tax-exempt foundation organized for charitable purposes. Harold C. Simmons is Chairman of the Board and Chief Executive Officer of the Foundation and may be deemed to control the Foundation. Mr. Simmons, however, disclaims beneficial ownership of any shares of Valhi Common Stock held by the Foundation.

         The Combined Master Retirement Trust (the "CMRT") directly holds approximately 0.1% of the outstanding shares of Valhi Common Stock, and approximately 8.5% of the outstanding shares of TIMET Common Stock. Valhi established the CMRT as a trust to permit the collective investment by master trusts that maintain the assets of certain employee benefit plans adopted by Valhi and related companies. Harold
         C. Simmons is the sole trustee of the CMRT and a member of the trust investment committee for the CMRT. Valhi's board of directors selects the trustee and members of the trust investment committee for the CMRT. Harold C. Simmons, Glenn R. Simmons and Steven L. Watson are each members of Valhi's board of directors and are participants in one or more of the employee benefit plans that invest through the CMRT. However, each such person disclaims beneficial ownership of the shares of Tremont, Valhi, and TIMET Common Stock held by the CMRT, except to the extent of his individual, vested beneficial interest in the assets held by the CMRT.

         The Contran Deferred Compensation Trust No. 2 (the "CDCT No. 2") directly holds approximately 0.4% of the outstanding shares of Valhi Common Stock. U.S. Bank National Association serves as the trustee of the CDCT No. 2. Contran established the CDCT No. 2 as an irrevocable "rabbi trust" to assist Contran in meeting certain deferred compensation obligations that it owes to Harold C. Simmons. If the CDCT No. 2 assets are insufficient to satisfy such obligations, Contran must satisfy the balance of such obligations. Pursuant to the terms of the CDCT No. 2, Contran (a) retains the power to vote the shares of Valhi Common Stock held directly by the CDCT No. 2, (b) retains dispositive power over such shares and (c) may be deemed the indirect beneficial owner of such shares. Mr. Simmons, however, disclaims beneficial ownership of the shares owned, directly or indirectly, by the CDCT No. 2, except to the extent of his interest as a beneficiary of the CDCT No. 2.

         Harold C. Simmons' spouse is the direct owner of 77,000 shares of Valhi Common Stock and 69,475 shares of NL Common Stock. Mr. Simmons may be deemed to share indirect beneficial ownership of such shares. Mr. Simmons disclaims all such beneficial ownership.

         The business address of TGI, Valhi, VGI, National, NOA, Dixie Holding, Contran, the CMRT and the Foundation is Three Lincoln Centre, 5430 LBJ Freeway, Suite 1700, Dallas, Texas 75240-2697. The business address of Dixie Rice is 600 Pasquiere Street, Gueydan, Louisiana 70542. The business address of Southwest is 402 Canal Street, Houma, Louisiana 70360. The business address of TRE Holdings is 16825 Northchase Drive, Suite 1200, Houston, Texas 77060.

(4) As reported in a Statement on Schedule 13D, dated November 12, 1997, as filed with the Commission on behalf of JMG Capital Partners, L.P., JMG Convertible Investments, L.P., JMG Capital Management, Inc., Jonathan M. Glaser, Triton Capital Investments, Ltd., Triton
         Capital Holdings, Ltd. and Pacific Capital Management. The business address of each such holder is 1999 Avenue of the Stars, Suite 1950, Los Angeles, California 90067, except in the case of Triton Capital Investments, Ltd. and Triton Capital Holdings Ltd., for which the business address is Kaya Flamboyan 9, Curacao, Netherland Antilles.

(5) As reported in a Statement on Schedule 13G, dated February 2, 2001, as filed with the Commission on behalf of Dimensional Fund Advisors Inc. The business address of such holder is 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401.

(6)      The shares of Tremont Common Stock shown as beneficially owned by Susan
         E. Alderton include (i) 4,000 shares that Ms. Alderton has the right to acquire by exercise of stock options within 60 days of the Record Date under the Tremont 1988 Long Term Performance Incentive Plan (the "Tremont Stock Incentive Plan"), and (ii) 11 shares held for the benefit of Ms. Alderton under the NL Industries, Inc. Retirement Savings Plan (the "NL Savings Plan").

(7) The shares of Tremont Common Stock shown as beneficially owned by each of Richard J. Boushka, Gen. Thomas P. Stafford and Avy H. Stein include 4,000 shares that each such person has the right to acquire by exercise of stock options within 60 days of the Record Date under the Director Plan, as described above.

(8) The shares of Tremont Common Stock shown as beneficially owned by J. Landis Martin include 60,000 shares that Mr. Martin has the right to acquire by exercise of stock options within 60 days of the Record Date under the Tremont Stock Incentive Plan.

(9)      The shares of Tremont Common Stock shown as beneficially owned by Glenn
         R. Simmons include 515 shares that are held in Mr. Simmons' individual retirement account.

(10) The shares of Tremont Common Stock shown as beneficially owned by Robert E. Musgraves represent 9,500 shares that Mr. Musgraves has the right to acquire by the exercise of stock options within 60 days of the Record Date under the Tremont Stock Incentive Plan.

(11) Mr. Montgomery's service as an executive officer of Tremont ended in February 2000.

(12) The shares of Tremont Common Stock shown as beneficially owned by "All Current Directors and Executive Officers of the Company as a group" include 85,500 shares that members of this group have the right to acquire by the exercise of stock options within 60 days of the Record Date under the Tremont Stock Incentive Plan or the Director Plan.

Tremont understands that Valhi and related entities may consider acquiring or disposing of shares of Tremont Common Stock through open-market or privately negotiated transactions, depending upon future developments, including, but not limited to, the availability and alternative uses of funds, the performance of Tremont Common Stock in the market, an assessment of the business of and prospects for Tremont, financial and stock market conditions and other factors. Tremont may similarly consider such acquisitions of shares of Tremont Common Stock and acquisition or disposition of securities issued by related parties. In 1997, Tremont's Board of Directors authorized the repurchase of up to 2,000,000 shares of Tremont Common Stock. During 1997 and 1998, Tremont repurchased an aggregate of 1,219,000 shares of Tremont Common Stock pursuant to such program. No shares were purchased in 1999 and 2000. Neither Valhi nor Tremont presently intends to engage in any transaction or series of transactions that would result in the Tremont Common Stock's becoming eligible for termination of registration under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or ceasing to be traded on a national securities exchange.

Ownership of Valhi, TIMET, and NL Common Stock
By virtue of the share ownership described above, for purposes of the Commission's regulations, Valhi may be deemed to be the parent of Tremont, and TIMET and NL may be deemed to be subsidiaries of Tremont. The following table and notes set forth the beneficial ownership, as of the Record Date, of (a) Valhi Common Stock, $.01 par value per share, (b) TIMET Common Stock, $.01 par value per share, and (c) NL Common Stock, $.125 par value per share, held by (i) each director or nominee for director of Tremont, (ii) each current or former executive officer of Tremont listed in the Summary Compensation Table below who is not a director or nominee for director of Tremont, and (iii) all current executive officers and directors of Tremont as a group. Except as set forth below and under the heading "Ownership of TIMET Trust Securities" below, no securities of Tremont's parent, subsidiaries or less than majority-owned affiliates are beneficially owned by any director, nominee for director or executive officer of Tremont. All information has been taken from or is based upon ownership filings made by such persons with the Commission or upon information provided by such persons to Tremont.


              Ownership of Valhi Common Stock, TIMET Common Stock, and NL Common Stock (1)(2)

                                         Valhi Common Stock (3)      TIMET Common Stock           NL Common Stock
                                         -----------------------    ----------------------     ----------------------
                                         Number of   Percent        Number     Percent         Number     Percent
                                           Shares     of Class      of Shares   of Class       of Shares   of Class
                                         ----------- -----------    ---------- -----------     ---------- -----------
Directors
 Susan E. Alderton (4)                          -0-     ---               -0-     ---            116,639     ---
 Richard J. Boushka (5)                         -0-     ---             6,800     ---                -0-     ---
 J. Landis Martin (6)(7)(8)                     -0-     ---           316,719     ---            348,500     ---
 Glenn R. Simmons (9)(10)(11)(12)(13)(14)   353,183     ---            13,000     ---              7,000     ---
 Harold C. Simmons (9)(10)(11)(15)(16)      580,383     ---               -0-     ---             78,475     ---
 Thomas P. Stafford (17)(18)                    -0-     ---            15,350     ---              3,000     ---
 Avy H. Stein                                   -0-     ---               -0-     ---                -0-     ---
 Steven L. Watson (9)(10)(11)(19)(20)       318,635     ---            13,500     ---              4,000     ---

Other Current Executive Officers
 Robert E. Musgraves (21)(22)                   -0-     ---            88,150     ---                -0-     ---
 Mark A. Wallace (21)(23)(24)                 1,600                    97,500                        -0-

Former Executive Officer
 J. Thomas Montgomery, Jr. (21)               3,400     ---            57,900     ---              2,000     ---

All Current Directors and Executive
Officers of the Company as a group
(10 persons)(4)(5)(6)(7)(8)(9)(10)
(11)(12)(13)(14)(15)(16)(17)(18)          1,253,801     1.1%          551,019     1.7%           557,614     1.1%
(19)(20)(21)(22)(23)(24)(25)

--------------

(1)      All beneficial ownership is sole and direct unless otherwise noted.

(2) No percent of class is shown for holdings of less than 1%. In addition, for purposes of calculating individual and group ownership percentages, the number of shares treated as outstanding for each individual includes stock options exercisable by such individual (or all individuals included in the group) within 60 days of the Record Date.

(3) As previously noted, the 1,186,200 shares of Valhi Common Stock held by a subsidiary of NL and the 1,000,000 shares of Valhi Common Stock held by Valmont are excluded from the number of shares of Valhi Common Stock outstanding. Tremont understands that Valhi treats these excluded shares as treasury stock for voting purposes pursuant to Delaware law.

(4) The shares of NL Common Stock shown as beneficially owned by Susan E. Alderton include (i) 63,000 shares that Ms. Alderton has the right to acquire by the exercise of stock options within 60 days of the Record Date under stock option plans adopted by NL, and (ii) 12,482 shares credited to Ms. Alderton's account under the NL Savings Plan.

(5) The shares of TIMET Common Stock shown as beneficially owned by Richard J. Boushka are held in Mr. Boushka's individual retirement account.

(6) The shares of TIMET Common Stock shown as beneficially owned by J. Landis Martin include (i) 180,600 shares that Mr. Martin has the right to acquire by the exercise of stock options within 60 days of the Record Date under TIMET's 1996 Long Term Performance Incentive Plan (the "TIMET Stock Incentive Plan"), and (ii) 400 shares held by Mr. Martin's daughters, beneficial ownership of which is disclaimed by Mr. Martin.

(7) J. Landis Martin holds 16,332 (13,332 indirectly) shares of the 6-5/8% Convertible Preferred Securities, Beneficial Unsecured Convertible Securities ("TIMET Trust Securities") of the TIMET Capital Trust I. See "Ownership of TIMET Trust Securities" below. Such TIMET Trust Securities are convertible into 21,869 shares of TIMET Common Stock, which amount is included in the TIMET Common Stock ownership number shown for Mr. Martin. No other director, nominee for director or executive officer of the Company is known to hold any TIMET Trust Securities.

(8) The shares of NL Common Stock shown as beneficially owned by J. Landis Martin include 228,600 shares that Mr. Martin has the right to acquire by the exercise of stock options within 60 days of the Record Date under stock option plans adopted by NL.

(9) VGI, National, Contran, the Foundation, the CDCT No. 2, the CMRT and Harold C. Simmons' spouse directly beneficially own approximately 81.7%, 9.5%, 1.8%, 0.5%, 0.4%, 0.1% and 0.1%, respectively, of the outstanding shares of Valhi Common Stock. See footnote (3) above regarding certain shares of Valhi Common Stock held by NL and Valmont. See footnote (3) to the table appearing under the heading "Ownership of Tremont Common Stock" above for information concerning individuals and entities that may be deemed to indirectly beneficially own the shares of Valhi Common Stock directly beneficially owned by such entities. Glenn R. Simmons, Harold C. Simmons and Steven L. Watson disclaim beneficial ownership of all of the shares of Valhi Common Stock owned by such entities, except as otherwise noted in such footnote (3).

(10) Tremont and the CMRT directly beneficially own approximately 38.6% and 8.5%, respectively, of the outstanding shares of TIMET Common Stock. See footnote (3) to the table appearing under the heading "Ownership of Tremont Common Stock" above for information concerning individuals and entities that may be deemed to indirectly beneficially own the shares of TIMET Common Stock directly beneficially owned by Tremont and the CMRT. Glenn R. Simmons, Harold C. Simmons and Steven L. Watson disclaim beneficial ownership of all of the shares of TIMET Common Stock owned by Tremont and the CMRT, except as otherwise noted in such footnote
         (3).

(11) Valhi and Tremont directly beneficially own approximately 60.0% and 20.4%, respectively, of the outstanding shares of NL Common Stock. See footnote (3) to the table appearing under the heading "Ownership of Tremont Common Stock" above for information concerning individuals and entities that may be deemed to indirectly beneficially own the shares of NL Common Stock directly beneficially owned by Valhi and Tremont. Glenn R. Simmons, Harold C. Simmons and Steven L. Watson disclaim beneficial ownership of all of the shares of NL Common Stock owned by Valhi and Tremont.

(12)     The shares of Valhi Common Stock shown as  beneficially  owned by Glenn
         R. Simmons include (i) 350,000 shares that Mr. Simmons has the right to acquire by the exercise of stock options within 60 days of the Record Date under stock option plans adopted by Valhi and (ii) 2,383 shares held in Mr. Simmons' individual retirement account. In addition, such shares include 800 shares held in a retirement account for Mr. Simmons' wife, beneficial ownership of which is disclaimed by Mr. Simmons.

(13)     The shares of TIMET Common Stock shown as  beneficially  owned by Glenn
         R. Simmons include 10,000 shares that Mr. Simmons has the right to acquire by the exercise of stock options within 60 days of the Record Date under stock option plans adopted by TIMET.

(14) The shares of NL Common Stock shown as beneficially owned by Glenn R. Simmons include 6,000 shares that Mr. Simmons has the right to acquire by the exercise of stock options within 60 days of the Record Date under stock option plans adopted by NL.

(15)     The shares of Valhi Common Stock shown as beneficially  owned by Harold
         C. Simmons include 500,000 shares that Mr. Simmons has the right to acquire by the exercise of stock options within 60 days of the Record Date under stock option plans adopted by Valhi. In addition, such shares include 77,000 shares held by Mr. Simmons' wife, beneficial ownership of which is disclaimed by Mr. Simmons.

(16) The shares of NL Common Stock shown as beneficially owned by Harold C. Simmons include 6,000 shares that Mr. Simmons has the right to acquire by the exercise of stock options within 60 days of the Record Date under stock option plans adopted by NL. In addition, such shares include 69,475 shares held by Mr. Simmons' wife, beneficial ownership of which is disclaimed by Mr. Simmons.

(17)     The shares of TIMET Common Stock shown as beneficially  owned by Thomas
         P. Stafford include 12,750 shares that Gen. Stafford has the right to acquire by the exercise of stock options within 60 days of the Record Date under stock option plans adopted by TIMET.

(18) The shares of NL Common Stock shown as beneficially owned by Thomas P. Stafford include 2,000 shares that Gen. Stafford has the right to acquire by the exercise of stock options within 60 days of the Record Date under stock option plans adopted by NL.

(19)     The shares of Valhi Common Stock shown as beneficially  owned by Steven
         L. Watson include (i) 300,000 shares that Mr. Watson has the right to acquire by the exercise of stock options within 60 days of the Record Date under stock option plans adopted by Valhi and (ii) 3,035 shares held in Mr. Watson's individual retirement account.

(20)     The shares of TIMET Common Stock shown as beneficially  owned by Steven
         L. Watson include 5,000 shares that Mr. Watson has the right to acquire by the exercise of stock options within 60 days of the Record Date under stock option plans adopted by TIMET.

(21) Of the shares of TIMET Common Stock shown as beneficially owned by J. Thomas Montgomery, Jr., Robert E. Musgraves and Mark A. Wallace, 5,400, 14,400, and 8,000 shares, respectively, are pledged to TIMET to secure repayment of loans from TIMET to such individual used to purchase such shares or pay taxes with respect to restricted shares on which the restrictions have lapsed. See "Certain Relationships and Transactions--Contractual Relationships--TIMET Executive Stock Ownership Loan Plan" below.

(22)     The shares of TIMET Common Stock shown as beneficially  owned by Robert
         E. Musgraves include (i) 37,800 shares that Mr. Musgraves has the right to acquire by the exercise of stock options within 60 days of the Record Date under the TIMET Stock Incentive Plan, (ii) 200 shares held by members of Mr. Musgraves' household, beneficial ownership of which is disclaimed by Mr. Musgraves and (iii) 32,000 shares of TIMET Common Stock that represent restricted shares under the terms of the TIMET Stock Incentive Plan with respect to which shares Mr. Musgraves has the power to vote and receive dividends.

(23) The shares of Valhi Common Stock shown as beneficially owned by Mark A. Wallace include 1,600 shares that Mr. Wallace has the right to acquire by the exercise of stock options within 60 days of the Record Date under stock option plans adopted by Valhi.

(24) The shares of TIMET Common Stock shown as beneficially owned by Mark A. Wallace include (i) 45,000 shares that Mr. Wallace has the right to acquire by the exercise of stock options within 60 days of the Record Date under the TIMET Stock Incentive Plan and (ii) 32,000 shares of TIMET Common Stock that represent restricted shares under the terms of the TIMET Stock Incentive Plan with respect to which shares Mr. Wallace has the power to vote and receive dividends.

(25) The shares of Valhi, TIMET, and NL Common Stock shown as beneficially owned by "All Current Directors and Executive Officers of the Company as a group" include 1,151,600, 291,150 and 305,600 shares, respectively, that members of this group have the right to acquire by the exercise of stock options within 60 days of the Record Date under stock option plans adopted by each such company with respect to its employees and/or directors.

Ownership of TIMET Trust Securities
The TIMET Capital Trust I (the "TIMET Trust") is a statutory business trust formed under the laws of the State of Delaware, all of whose common securities are owned by TIMET. The TIMET Trust Securities represent undivided beneficial interests in the TIMET Trust. The TIMET Trust exists for the sole purpose of issuing the TIMET Trust Securities and investing in an equivalent amount of 6-5/8% Convertible Junior Subordinated Debentures due 2026 (the "Debentures") of TIMET. The TIMET Trust Securities are convertible, at the option of the holder thereof, into an aggregate of approximately 5.4 million shares of TIMET Common Stock at a conversion rate of 1.339 shares of TIMET Common Stock for each TIMET Trust Security. TIMET has, in effect, fully and unconditionally guaranteed repayment of all amounts due on the TIMET Trust Securities.

The TIMET Trust Securities were issued pursuant to an offering exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"). Pursuant to an agreement with the original purchasers of the TIMET Trust Securities, TIMET has filed a registration statement under the Securities Act to register, among other things, the TIMET Trust Securities, the Debentures, the TIMET Common Stock issuable upon the conversion of the TIMET Trust Securities, and certain other shares of TIMET Common Stock that are held by, or may be acquired by, Tremont. See "Certain Relationships and Transactions--Contractual Relationships--Registration Rights" below. Except as set forth in footnote (7) to the table under the heading "Ownership of Valhi, TIMET, and NL Common Stock," no director, nominee for director or executive officer of Tremont is known to hold any TIMET Trust Securities.
                             EXECUTIVE COMPENSATION

Summary of Cash and Certain Other Compensation of Executive Officers
The following table and accompanying notes set forth certain information regarding the compensation paid by Tremont and TIMET for services rendered by
(i) Tremont's Chief Executive Officer, (ii) each of Tremont's two other current executive officers serving as such during 2000, and (iii) a former executive officer who served as such during a portion of 2000, in each case for services rendered during each of the fiscal years 1998, 1999 and 2000 (regardless of the year in which actually paid).

                        Summary Compensation Table (1)(2)

                                                                       Long Term Compensation
                                                                       ----------------------
                                                                               Awards
                                                                               ------
Names and Position                         Annual Compensation         Restricted      Securities      All Other
------------------                         -------------------         Stock           Underlying     Compensation
                                 Year   Salary ($)      Bonus($)(3)   Awards($)(4)     Options (#)      ($) (5)
                                 ----   ----------      ----------    ------------     -----------      -------


Current Executive Officers
J. Landis Martin (6)             2000      500,000          -0-               -0-       250,000         13,670
    Chairman of the Board,       1999      500,000          -0-               -0-       111,000          9,760
    President and Chief
    Executive Officer
                                 1998      500,000      265,000               -0-        75,000         14,573


Robert E. Musgraves              2000      247,917       30,000           185,000           -0-         10,351
    Vice President, General      1999      225,000       45,000               -0-        27,000          8,773
    Counsel and Secretary
                                 1998      175,000       84,000               -0-        15,000         13,108

Mark A. Wallace                  2000      245,833       40,000           185,000           -0-          8,924
     Vice President, Chief       1999      200,000       40,000               -0-        30,000          7,453
     Financial Officer and
     Treasurer
                                 1998      150,000       72,000               -0-        15,000         10,076

Former Executive Officer
J. Thomas Montgomery, Jr.(7)     2000       24,234        3,000               -0-           -0-        138,385
    Former Vice President,       1999      150,000       30,000               -0-        18,000          8,160
     Controller and Treasurer    1998      150,000       60,000               -0-         9,000        124,902


-----------------------
(1) Columns required by the regulations of the Commission that would contain no entries have been omitted.

(2) J. Landis Martin, Tremont's Chairman, President and Chief Executive Officer, Robert E. Musgraves, Tremont's Vice President, General Counsel and Secretary, and Mark A. Wallace, Tremont's Vice President, Chief Financial Officer and Treasurer, also currently serve as executive officers of TIMET. Mr. Montgomery's service as an executive officer of Tremont and TIMET commenced in 1997 and ended in February 2000. The amounts shown as salary and bonus for Mr. Martin, Mr. Montgomery, Mr. Musgraves and Mr. Wallace represent the full amount paid by TIMET for services rendered by such persons on behalf of both TIMET and Tremont during 1998, 1999 and 2000. Pursuant to an intercorporate services agreement, in each of 1998, 1999 and 2000, Tremont reimbursed TIMET for approximately 10% of the TIMET salary and regular bonus of each of Mr. Martin, Mr. Montgomery, and Mr. Musgraves, and, for 2000, of Mr. Wallace (including a pro-rata portion of severance payments to Mr. Montgomery during 2000), plus a proportionate share of applicable estimated fringe benefits and overhead expense for each as follows:


                   Year      Martin      Musgraves      Wallace       Montgomery
                   ----      ------      ---------      -------       ----------
                   2000      $60,000      $33,360       $31,570         $18,501
                   1999      $60,000      $32,760           -0-         $21,600
                   1998      $91,800      $31,080           -0-         $25,200

         Tremont expects that Mr. Martin, Mr. Musgraves, and Mr. Wallace will each devote approximately 10% of their total TIMET/Tremont time during 2001 to Tremont matters. Accordingly, it is anticipated that Tremont will reimburse TIMET for such proportionate percentage of the 2001 salary and regular bonus paid by TIMET to such individuals (plus a proportionate share of applicable estimated fringe benefits and overhead expense for each) pursuant to an intercorporate services agreement. See "Certain Relationships and Related Transactions--Contractual Relationships--TIMET Intercorporate Services Agreement" below.

         Tremont beneficially owns approximately 20.4% of the outstanding shares of NL Common Stock. For financial reporting purposes, Tremont reports its interest in NL by the equity method. For each of the years 1998-2000, J. Landis Martin also served as an executive officer of NL and was separately compensated by NL for such services. Appended to this Proxy Statement as Appendix B is information with respect to compensation paid by NL to Mr. Martin for services rendered to NL for each such year.

(3) Under TIMET's variable incentive compensation plan (the "TIMET Employee Cash Incentive Plan") applicable during 1998-2000 to Mr. Montgomery, Mr. Musgraves and Mr. Wallace, a portion of the compensation payable to such individuals under this plan is based upon TIMET's financial performance, while the balance is based on the assessed performance of the individual officer. In lieu of participating in the TIMET Employee Cash Incentive Plan, Mr. Martin participates in TIMET's Senior
         Executive Cash Incentive Plan (the "TIMET Senior Executive Cash Incentive Plan") which provides for payments based solely upon TIMET's financial performance. Except as noted in footnote (6) below, the amounts shown in the "Bonus" column represent amounts paid under the TIMET Employee Cash Incentive Plan or the TIMET Senior Executive Cash Incentive Plan, as applicable to such individual.

(4) The amounts shown for Mr. Musgraves and Mr. Wallace under the heading "Long Term Compensation-Awards-Restricted Stock Awards" represent 40,000 shares each of restricted TIMET Common Stock granted to such individuals under the TIMET Stock Incentive Plan on February 23, 2000, valued at the closing price for TIMET Common Stock on such date ($4.625 per share). As of December 31, 2000, Mr. Musgraves and Mr. Wallace each held 40,000 shares of restricted TIMET Common Stock (valued at $270,000 at the $6.75 per share closing price of TIMET Common Stock on December 29, 2000). The restrictions lapse as to 20% of such shares on each of the first five anniversaries of such grant date. Any shares as to which restrictions have not lapsed are subject to forfeiture in the event of the termination of the individual's employment with TIMET (for reasons other than death, disability or retirement). Holders of restricted stock are entitled to vote and receive dividends with respect to such shares prior to the date restrictions lapse thereon.

(5)      Except as otherwise indicated in this footnote and in footnotes (6) and
         (7) below, "All Other Compensation" amounts represent (i) matching contributions made or accrued by TIMET pursuant to the savings feature of TIMET's Retirement Savings Plan, (ii) retirement contributions made or accrued by TIMET pursuant to the TIMET Retirement Savings Plan, and
         (iii) life insurance premiums paid by TIMET, as follows:

                                      Year       Martin       Musgraves      Wallace       Montgomery
                Savings Match ($)     2000        5,000         2,509         2,456            250
                                      1999        1,600         1,600         1,600          1,500
                                      1998        6,400         6,400         4,501          4,501

                       Retirement     2000        8,670         6,290         5,100            -0-
                 Contribution ($)
                                      1999        8,160         5,920         4,800          4,800
                                      1998        8,160         5,920         4,800          7,840


              Life Insurance ($)      2000          -0-         1,552         1,368          1,871
                                      1999          -0-         1,253         1,053          1,860
                                      1998          -0-           788           775          1,860

(6) The amounts shown as "Bonus" for Mr. Martin do not reflect any portion of the previously reported special bonus of $2 million awarded by Tremont in 1996, of which $145,000 was paid by Tremont to Mr. Martin in 1998. Interest on the unpaid balances was paid in 1998 at 8.75% per annum, which amount is reflected in the "All Other Compensation" column for Mr. Martin to the extent such interest was in excess of 120% of the applicable federal long-term interest rate ($13 in 1998).

(7) In addition, the amounts shown as "All Other Compensation" for Mr. Montgomery include $110,701 of TIMET relocation-related compensation in 1998 and $136,264 of TIMET severance payments in 2000.

Stock Option/SAR Grants in Last Fiscal Year
No stock options or stock appreciation rights ("SARs") have been granted under the Tremont Stock Incentive Plan since 1994. Consequently, the table showing stock option grants with respect to Tremont Common Stock for the last fiscal year has been omitted. Since 1996, executive officers of Tremont have instead been granted stock options or restricted stock pursuant to the TIMET Stock Incentive Plan, a stock option/stock appreciation/restricted stock plan adopted by TIMET in 1996. Set forth below is information regarding grants made to executive officers of Tremont under the TIMET Stock Incentive Plan in 2000.


                   TIMET Option/SAR Grants in Last Fiscal Year

                                                    Percent of                                 Potential
                                                      Total                                Realizable Value
                                                     Options                               at Assumed Annual
                                     Securities     Granted to                               Rate of Stock
                                     Underlying     Employees     Exercise or                Price Appreciation
                        Date of       Options       in Fiscal     Base Price   Expiration          for
                         Grant      Granted(#)(1)     Year       ($/share)(2)    Date     Option Term ($) (3)
                         -----      ------------      ----       -------------   ----     -------------------
                                                                                             5%          10%
                                                                                             --          ---
Name
----

J. Landis Martin       2/23/2000       100,000                       7.00      2/23/2010   23,000      451,000
                       2/23/2000       100,000                       9.00      2/23/2010     -0-       251,000

                       2/23/2000         50,000        99%         11.00       2/23/2010     -0-        25,500


--------------------------
(1) Options become exercisable 40% on the second anniversary of the date of grant and 20% on each of the third, fourth, and fifth anniversaries of such date.

(2) The exercise prices of $7.00, $9.00 and $11.00 per share were arbitrarily chosen above-market values. They represent $2.5625, $4.5625 and $7.5625, respectively, above the "fair market value" of TIMET Common Stock of $4.4375 on the grant date, calculated as the mean of the highest and lowest sales prices on such date (the "Grant Date FMV").

(3) Pursuant to the rules of the Commission, these amounts reflect the calculations at assumed 5% and 10% appreciation rates from the Grant Date FMV. Such calculations are not intended to forecast future appreciation, if any, and do not necessarily reflect the actual value, if any, that may be realized. The actual value of such options, if any, would be realized only upon the exercise of such options and will depend upon the actual future performance of TIMET Common Stock. No assurance can be made that the amounts reflected in these columns will be achieved. The potential realizable value was computed as the difference between the appreciated value (at the end of the ten-year term of the options) of TIMET Common Stock into which the identified stock options are exercisable and the aggregate exercise price of such options. The appreciated value per share at the end of the ten-year term would be $7.23 and $11.51 at the assumed 5% and 10% appreciation rates, respectively.

Stock Option Exercises and Holdings
The following table and accompanying notes provide information, with respect to the executive officers of Tremont listed in the Summary Compensation Table above, concerning the exercise of Tremont and TIMET stock options during the last fiscal year and the value of unexercised Tremont and TIMET stock options held as of December 31, 2000. Neither Mr. Montgomery nor Mr. Wallace holds any Tremont stock options. No SARs have been granted under the Tremont Stock Incentive Plan or the TIMET Stock Incentive Plan. TIMET has previously agreed to reimburse Tremont for the difference between the market price of Tremont Common Stock on the date of exercise of a Tremont stock option held by a TIMET employee (up to $16.625 per share) and the exercise price of such option. See also "Certain Relationships and Transactions--Contractual Relationships--Option Reimbursement Agreement" below.


                       Aggregated Option Exercises in 2000 and 12/31/00 Option Values

                                                                 Number of Securities         Value of
                                                                      Underlying            Unexercised,
                                                                 Unexercised Options        In-the-Money
                                    Shares                           at 12/31/00        Options at 12/31/00
                                 Acquired on        Value           (Exercisable/          (Exercisable/
Name                             Exercise (#)   Realized ($)      Unexercisable) (#)     Unexercisable) ($)
----                             ------------   ------------      ------------------     ------------------

Tremont
J. Landis Martin                     -0-             -0-            60,000/-0-            1,338,750/-0-
Robert E. Musgraves                2,000          37,050             9,500/-0-              203,250/-0-

TIMET
J. Landis Martin                                     -0-          109,200/440,800            -0-/-0-
                                     -0-
Robert E. Musgraves                                  -0-           21,000/45,600             -0-/-0-
                                     -0-
Mark A. Wallace                      -0-             -0-           27,600/47,400             -0-/-0-

J. Thomas Montgomery                 -0-             -0-             23,400/-0-              -0-/-0-



Severance Arrangements
In 1999, TIMET adopted a policy applicable to certain executive officers of TIMET, including Mr. Martin, Mr. Montgomery, Mr. Musgraves and Mr. Wallace, providing that the following payments will be made to such individual by TIMET in the event his employment is terminated by TIMET without cause (as defined in the policy) or such individual terminates his employment with TIMET for good reason (as defined in the policy): (i) one times such individual's annual TIMET base salary, (ii) prorated bonus for the year of termination and (iii) certain other benefits. Mr. Montgomery received such benefits in 2000 when he left his position with TIMET, which amounts are reflected in the Summary Compensation Table.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee of Tremont's Board of Directors presents the following report on executive compensation. The Compensation Committee is composed of directors who are neither officers nor employees of Tremont, its subsidiaries or affiliates and who are not eligible to participate in any of the employee benefit plans administered by it.

As previously indicated, none of Tremont's executive officers is directly compensated by Tremont. Mr. Martin, Tremont's Chairman, President and Chief Executive Officer, was compensated directly by TIMET and NL in 2000, and will be compensated directly by TIMET and NL in 2001. Mr. Montgomery, Mr. Musgraves and Mr. Wallace were each compensated directly by TIMET during 2000, and Mr. Musgraves and Mr. Wallace will each be compensated by TIMET during 2001. Tremont, through an intercorporate services agreement, reimburses TIMET for a portion of the compensation paid to each of Tremont's executives by TIMET (see "Certain Relationships and Transactions-Contractual Relationships" below). TIMET (as well as NL) currently maintains a compensation committee of that company's Board of Directors that addresses the compensation directly paid to these affected individuals and separately reports on these matters to its stockholders in its proxy statement.

Consequently, beginning in 1997, the role of Tremont's Compensation Committee relating to compensation for its executive officers has been limited to evaluating and recommending to the full Tremont Board the portion of such individuals' compensation that would be subject to reimbursement under Tremont's intercorporate services agreement with TIMET. This evaluation takes into account the Compensation Committee's view of the reasonableness of the allocation and amount in relation to the amount of time being devoted by such individuals to the affairs of Tremont and the cost that might be expected to be incurred by Tremont were it to hire separate individuals to perform these functions on a full-time basis.

For 2000, the Compensation Committee recommended that the full Board of Directors approve an intercorporate services agreement with TIMET providing for payment to TIMET of approximately $330,000 in 2000, including approximately $144,000 related to reimbursement for compensation paid by TIMET to Tremont's executives. This was based upon an allocation of approximately 10% of each such executive's TIMET compensation (including base salary, incentive compensation, and an allocated portion of benefit costs), which the Compensation Committee felt to be reasonable and less than Tremont would incur were it to fill such positions with separate, full-time employees.

In 1993, Congress amended the Internal Revenue Code to impose a $1 million deduction limit on compensation paid to the chief executive officer and the four other most highly compensated executive officers of public companies, subject to certain transition rules and exceptions for compensation received pursuant to non-discretionary, performance-based plans approved by such companies' stockholders. The Compensation Committee does not believe that any existing compensation program of Tremont could give rise to a deductibility limitation at current executive compensation levels.

The role of the Compensation Committee will be reassessed periodically based upon any changes in facts or circumstances that might occur.

                                                Management Development and
                                                     Compensation Committee
                                                Gen. Thomas P. Stafford (Chair)
                                                Richard J. Boushka
                                                Avy H. Stein

                           INDEPENDENT AUDITOR MATTERS

Independent Auditors
The firm of PricewaterhouseCoopers LLP served as Tremont's independent auditors for the year ended December 31, 2000, has been appointed to review Tremont's quarterly unaudited consolidated financial statements to be included in its Quarterly Reports on Form 10-Q for the first three quarters of 2001 and is expected to be considered for appointment to audit Tremont's annual consolidated financial statements for the year ending December 31, 2001. Representatives of PricewaterhouseCoopers LLP are not expected to attend the Meeting.

Audit Committee Report
Tremont's management is primarily responsible for preparing Tremont's financial statements in accordance with accounting principles generally accepted in the United States and for the reporting process, including the system of internal controls. Tremont's independent auditors are responsible for auditing Tremont's consolidated financial statements in accordance with auditing principles generally accepted in the United States. The Audit Committee serves as an independent and objective party to oversee and review Tremont's auditing, accounting and financial reporting processes on behalf of the Board of Directors.

The Audit Committee has reviewed and discussed Tremont's audited consolidated financial statements for the year ended December 31, 2000 with Tremont's management and independent auditors. In fulfilling its oversight responsibilities, the Audit Committee also discussed with the independent auditors the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements, as required by Statement on Auditing Standards No. 61. The Audit Committee also received written disclosures from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with the independent auditors their independence from management and the Company. The Audit Committee also considered whether the independent auditors' provision of non-audit services to Tremont and its subsidiaries is compatible with such auditors' independence. Additionally, the Audit Committee discussed with Tremont's management and the independent auditors such other matters as the Audit Committee deemed appropriate. Based on the Audit Committee's review of Tremont's audited consolidated financial statements and the Audit Committee's discussions with Tremont's management and independent auditors of the matters identified above, the Audit Committee recommended to the Board of Directors that Tremont's audited consolidated financial statements for the year ended December 31, 2000 be included in Tremont's Annual Report on Form 10-K for the year ended December 31, 2000, which has been filed with the Commission.

                                                      Audit Committee
                                                      Richard J. Boushka (Chair)
                                                      Gen. Thomas P. Stafford
                                                      Avy H. Stein

Audit and Other Fees
The following table shows the aggregate fees PricewaterhouseCoopers LLP has billed or is expected to bill to Tremont and its subsidiaries for services rendered for 2000.



                                                                Financial Information
                                                                 Systems Design and
              Entity                          Audit Fees (1)     Implementation Fees        All Other Fees
              ------                          --------------    ----------------------     ----------------

Tremont Corporation                             $ 58,350               $-0-                     $ 6,250
Titanium Metals Corporation (2)                  454,300                -0-                     198,000
NL Industries, Inc. (2)                          528,611                -0-                     195,421
                                                 -------                ---                     -------
Total                                         $1,041,261               $-0-                    $399,671
                                              ==========               ====                    ========

--------------------
(1) Includes, without duplication, (a) fees for the audit of the entity's consolidated financials statements for the year ended December 31, 2000, (b) if applicable, reviews of the unaudited quarterly financial statements appearing in the entity's Forms 10-Q for each of the first three quarters of 2000 and (c) estimated out-of-pocket costs PricewaterhouseCoopers LLP incurred in such audits and reviews, for which the entity reimburses PricewaterhouseCoopers LLP.

(2)     Tremont accounts for its interests in TIMET and NL by the equity method.

                                PERFORMANCE GRAPH

Set forth below is a line graph comparing, for the period commencing December 31, 1995 and ending December 31, 2000, the cumulative total stockholder return on Tremont Common Stock against the cumulative total return of (a) the S & P Composite 500 Stock Index, (b) TIMET's self-selected peer group, comprised solely of RTI International Metals, Inc. (NYSE: RTI) (formerly RMI Titanium Company), the principal U.S. competitor of TIMET in the titanium metals industry for which meaningful, same-period stockholder return information is available, and (c) the S&P Chemicals Index, which is utilized as a comparison of performance by NL. The graph shows the value at December 31 of each year, assuming an original investment of $100 in each and reinvestment of cash dividends and other distributions to stockholders.

      Comparison of Five Year Cumulative Return Among Tremont Corporation,
       S&P Composite 500 Stock Index, the Self-Selected TIMET Peer Group,
                           and the S&P Chemicals Index


               12/31/1995      12/31/1996      12/31/1997      12/31/1998      12/31/1999      12/31/2000
TRE               100             217             314             201              92             199
S&P 500           100             123             164             211             255             232
RTI               100             352             252             175              94             179
S&P Chemicals     100             132             162             148             193             162



                     CERTAIN RELATIONSHIPS AND TRANSACTIONS

Relationships with Related Parties
As set forth under the caption "Security Ownership" above, Tremont may be deemed to be controlled by Harold C. Simmons. Tremont and other entities that may be deemed to be controlled by or related to Mr. Simmons sometimes engage in (a) intercorporate transactions with related companies such as guarantees, management and expense sharing arrangements, shared fee arrangements, joint ventures, partnerships, loans, options, advances of funds on open account, and sales, leases and exchanges of assets, including securities issued by both related and unrelated parties, and (b) common investment and acquisition strategies, business combinations, reorganizations, recapitalizations, securities repurchases, and purchases and sales (and other acquisitions and dispositions) of subsidiaries, divisions or other business units, which transactions have involved both related and unrelated parties and have included transactions that resulted in the acquisition by one related party of a publicly held, minority equity interest in another related party. Tremont continuously considers, reviews and evaluates, and understands that Contran, Valhi and related entities also consider, review and evaluate, such transactions. Depending upon the business, tax and other objectives then relevant, it is possible that Tremont might be a party to one or more of such transactions in the future. In connection with these activities, Tremont may consider issuing additional equity securities or incurring additional indebtedness. Tremont's acquisition activities have in the past and may in the future include participation in the acquisition or restructuring activities conducted by Contran, NL and other companies that may be deemed to be controlled by Harold C. Simmons. It is the policy of Tremont to engage in transactions with related parties on terms that are, in the opinion of Tremont, no less favorable to Tremont than could be obtained from unrelated parties.

Susan E. Alderton, a director of Tremont, is Vice President, Chief Financial Officer and Treasurer of NL. J. Landis Martin, Chairman of the Board, President and Chief Executive Officer of Tremont, is also a director, President and Chief Executive Officer of NL, and Chairman, President and Chief Executive Officer of TIMET. Glenn R. Simmons, a director of Tremont, is also Chairman of the Board of Keystone and CompX, Vice Chairman of the Board of Contran and Valhi and a director of TIMET and NL. Harold C. Simmons, a director of Tremont, is also Chairman of the Board and Chief Executive Officer of Contran and Valhi, and Chairman of the Board of NL. Gen. Thomas P. Stafford, a director of Tremont, is also a director of TIMET and NL. Steven L. Watson, a director and Assistant Secretary of Tremont, is also an executive officer of Contran, NL and Valhi and a director of Contran, CompX, Keystone, Valhi, NL and TIMET. Robert E. Musgraves, Vice President, General Counsel and Secretary of Tremont, is also Executive Vice President and General Counsel of TIMET. Mark A. Wallace, Vice President, Chief Financial Officer and Treasurer of Tremont, is also Executive Vice President, Chief Financial Officer and Treasurer of TIMET. Joan H. Prusse, Assistant General Counsel and Assistant Secretary of Tremont, is Vice President, Deputy General Counsel and Secretary of TIMET. David B. Garten, Assistant Secretary of Tremont, is Vice President, General Counsel and Secretary of NL. Robert D. Hardy, Assistant Treasurer of Tremont, holds a similar position at TIMET and is also Vice President-Controller of NL. Elizabeth Maercklein and Robert Serocki are Assistant Treasurers for both Tremont and TIMET. Sandra K. Goebel is an Assistant Secretary for both Tremont and TIMET. Tremont understands that all such persons are expected to continue to serve in such capacities in 2001. Such individuals divide their time among the companies for which they serve as officers. Such management interrelationships and intercorporate relationships may lead to possible conflicts of interest. These possible conflicts of interest may arise from the duties of loyalty owed by persons acting as corporate fiduciaries to two or more companies under circumstances in which such companies may have conflicts of interest.

Although no specific procedures are in place that govern the treatment of transactions among Tremont, Contran, Valhi, TIMET and NL, the board of directors of each of these companies (with the exception of Contran) includes one or more members who are not officers or directors of any entity that may be deemed to be related to Tremont. Additionally, under applicable principles of law, in the absence of stockholder ratification or approval by directors who may be deemed disinterested, transactions involving contracts among companies under common control must be fair to all companies involved. Furthermore, directors and officers owe fiduciary duties of good faith and fair dealing to stockholders of all the companies for which they serve.

Contractual Relationships

NL Registration Rights Agreement
In connection with the 1991 purchase by Tremont of 7.8 million shares of NL Common Stock from Valhi, NL entered into a Registration Rights Agreement pursuant to which Tremont received certain registration rights with respect to the purchased shares. Unless all registration rights are exercised earlier, such agreement expires in December 2001.

Insurance Sharing Agreements
Tall Pines Insurance Company, a wholly owned subsidiary of Tremont ("Tall Pines"), has assumed the obligations of the issuer of certain reinsurance contracts that relate to primary insurance policies issued by a third-party insurance company in favor of Tremont and NL. Tall Pines and NL are parties to an insurance sharing agreement with respect to such reinsurance contracts (the "NL Insurance Sharing Agreement"). Under the terms of the NL Insurance Sharing Agreement, NL will reimburse Tall Pines with respect to certain loss payments made by Tall Pines that (a) arise out of claims against NL and its subsidiaries (the "NL Liabilities"), and (b) are subject to payment by Tall Pines under its reinsurance contracts with the third-party insurance company. Also pursuant to the NL Insurance Sharing Agreement, Tall Pines is to credit NL with respect to certain underwriting profits or recoveries that Tall Pines receives from independent reinsurers that relate to the NL Liabilities. As of December 31, 2000, NL had current accounts payable to Tall Pines of approximately $1.9 million with respect to the agreement. At December 31, 2000, NL had $9.7 million of restricted cash equivalents that collateralized letters of credit issued by Tall Pines and relating to the NL Liabilities issued and outstanding on behalf of Tall Pines pursuant to the NL Insurance Sharing Agreement.

Contran Intercorporate Services Agreement
During 2000, Contran and Tremont were parties to an intercorporate services agreement (the "Contran ISA") that provides that Contran will render certain management functions to Tremont and its subsidiaries, including services rendered by Harold C. Simmons. During 2000, fees for services provided by Contran to Tremont were approximately $1.0 million. The Contran ISA is subject to automatic renewal and may be terminated by either party pursuant to written notice delivered at least 30 days prior to a quarter-end. Tremont expects to enter into a similar agreement for 2001 providing for payments by Tremont to Contran of approximately the same amount. Tremont will continue to pay directors' fees and expenses separately to Glenn R. Simmons, Harold C. Simmons and Steven L. Watson. See "Compensation of Directors" above.

Valhi Intercorporate Services Agreement
During 2000, Valhi and Tremont were parties to an intercorporate services agreement (the "Valhi ISA") that provides that Valhi will render certain management functions to Tremont and its subsidiaries, including services rendered by Steven L. Watson. During 2000, fees for services provided by Valhi to Tremont were approximately $0.2 million. The Valhi ISA is subject to automatic renewal and may be terminated by either party pursuant to written notice delivered at least 30 days prior to a quarter-end. Tremont expects to enter into a similar agreement for 2001 providing for payments by Tremont to Valhi of approximately the same amount. Tremont will continue to pay directors' fees and expenses separately to Glenn R. Simmons, Harold C. Simmons and Steven
L. Watson. See "Compensation of Directors" above.

NL Intercorporate Services Agreements
NL and Tremont are parties to an intercorporate services agreement (the "NL ISA") whereby NL makes available to Tremont certain services with respect to Tremont's tax, insurance, risk management, real property and internal audit needs. Tremont paid NL fees of approximately $0.1 million for services pursuant to the NL ISA during 2000. The NL ISA is subject to automatic renewal and may be terminated by either party pursuant to written notice delivered at least 30 days prior to a quarter-end. In 2001, NL will cease providing real property and risk management services to Tremont, and Tremont expects to pay a smaller amount to NL for services provided in 2001.

NL and TIMET are parties to an intercorporate services agreement (the "NL/TIMET ISA") whereby NL makes available to TIMET certain services with respect to TIMET's tax, insurance, risk management, real property and internal audit needs. TIMET paid NL fees of approximately $0.4 million for services pursuant to the NL/TIMET ISA during 2000. The NL/TIMET ISA is subject to automatic renewal and may be terminated by either party pursuant to written notice delivered at least 30 days prior to a quarter-end. Tremont understands that in 2001, NL will cease providing real property and risk management services to TIMET, and TIMET expects to pay a smaller amount to NL for services provided in 2001.

TIMET Intercorporate Services Agreement
Tremont and TIMET are parties to an intercorporate services agreement (the "TIMET ISA") that provides that TIMET will render certain management, financial, tax and administrative services to Tremont, including provision for the reimbursement by Tremont to TIMET of a portion of the salary, bonus and overhead expense for the executive officers of Tremont. The TIMET ISA is subject to automatic renewal and may be terminated by either party pursuant to a written notice delivered at least 30 days prior to a quarter-end. During 2000, fees for services provided by TIMET to Tremont were approximately $0.3 million. Tremont expects to enter into a similar agreement for 2001 providing for comparable services and payments.

Utility Services
In connection with the operations of TIMET's Henderson, Nevada facility, TIMET purchases certain utility services from Basic Management, Inc. and its subsidiaries (collectively, "BMI") pursuant to various agreements. A wholly owned subsidiary of Tremont owns approximately 32% of the outstanding equity securities of BMI (representing 26% of the voting securities of BMI). During 2000, fees for such utility services provided by BMI to TIMET were approximately $2.3 million.

Tax Sharing Agreement
Effective January 1, 2001, Tremont and NL will be included in the consolidated United States federal income tax return of Contran (the "Contran Tax Group"). As a member of the Contran Tax Group, Tremont is a party to a tax sharing agreement (the "Contran Tax Agreement"). The Contran Tax Agreement provides that Tremont compute its provision for U.S. income taxes on a separate company basis using the tax elections made by Contran. Pursuant to the Contran Tax Agreement, and using the tax elections made by Contran, Tremont will make payments to or receive payments from Valhi in amounts it would have paid to or received from the Internal Revenue Service had it not been a member of the Contran Tax Group. Refunds are limited to amounts previously paid under the Contran Tax Agreement.

Contran Advances/Affiliate Loan Agreement
During 1998, 1999 and 2000, Tremont borrowed a net amount of $13.4 million from Contran to finance the purchase of shares of NL and TIMET Common Stock and for other general corporate purposes. These advances, which were payable upon demand, bore interest at the prime rate from time to time, less 0.5% (an effective rate of 9.0% at December 31, 2000). The outstanding balance of this loan ($13.4 million plus accrued interest) was repaid in February 2001 with the proceeds of a new $13.4 million revolving loan from an affiliate of NL, NL Environmental Management Services, Inc. ("NL EMS"). The new loan from NL EMS matures on March 31, 2003. The maximum borrowing amount of the new loan at refinancing was $13.4 million, which will decrease by $250,000 each quarter beginning June 30, 2001. The new loan bears interest at 2% above the prime rate. In addition, Tremont is required to pay a commitment fee of 1/2 of 1% per annum of the average unused line. The new revolving loan is collateralized by the 10.2 million shares of NL Common Stock owned by Tremont.

Aircraft
NL owns a 25% undivided interest in an aircraft. NL charged $24,425 and $48,735 to Tremont and TIMET, respectively, for use of the aircraft during 2000.

Insurance Commissions
Tall Pines, Valmont, and EWI RE, Inc. ("EWI") broker or issue certain of Tremont's and TIMET's insurance policies. Valmont is a wholly owned subsidiary of Valhi. Parties related to Contran hold 100% of the outstanding common stock of EWI. Through December 31, 2000, a son-in-law of Harold C. Simmons managed the operations of EWI. Subsequent to December 31, 2000, such son-in-law provides advisory services to EWI as requested by EWI. Consistent with insurance industry practices, Tall Pines, Valmont and EWI receive commissions from the insurance and reinsurance underwriters for the policies that they broker or issue. During 2000, Tremont and TIMET paid approximately $.03 million and $2.4 million, respectively, for policies brokered or issued by Tall Pines, Valmont and EWI.
These amounts principally included payments for insurance and reinsurance premiums paid to unrelated third parties, but also included commissions paid to Tall Pines, Valmont and EWI. In Tremont's opinion, the amounts that Tremont paid for these insurance policies are reasonable and similar to those it could have obtained through unrelated insurance companies and/or brokers. Tremont understands that TIMET takes the same view with respect to the amounts paid by TIMET. Tremont expects that these relationships with Tall Pines, Valmont, and EWI will continue in 2001.

TIMET Executive Stock Ownership Loan Plan
In 1998, the TIMET Board of Directors approved a loan plan designed to assist TIMET's executive officers in meeting certain goals established with respect to their ownership of TIMET Common Stock (extended in February 2001 to include loans for the payment of taxes payable with respect to vesting shares of restricted stock). Each executive may borrow up to 50% of his or her base salary per calendar year and 200% of such base salary in the aggregate. Interest accrues at a rate equal to .0625% per annum above TIMET's effective borrowing rate at the time of the loan, subject to annual adjustment, and is payable quarterly. The effective interest rate in 2000 was 7.693% (approximately 8.226% for 2001). Principal is repayable in equal annual installments commencing on the sixth anniversary of the loan. Repayment of the loans is secured by the stock purchased with the loan proceeds or the stock for which loan proceeds were used to pay taxes. The loans are "full recourse" to the executive personally, except that in the case of a sale of all of the collateral by TIMET upon an event of default or upon the termination of the executive's employment, whether for cause or otherwise, the borrower's personal liability for repayment of the loan is limited to 70% of the principal amount remaining after sale and application of the proceeds from the sale of the stock. The following table identifies the executive officers of Tremont who were indebted to TIMET under this program during 2000 and as of the Record Date:

                                                    Maximum          Principal
                                               Principal Amount   Outstanding as
                                                  Outstanding      of March 23,
                  Name                          during 2000 ($)       2001($)
                  ----                          --------------        -------

                  J. Thomas Montgomery, Jr.           79,403           80,939
                  Robert E. Musgraves                 87,461          113,708
                  Mark A. Wallace                        -0-           26,313


In March 2000, the TIMET Board approved an extension of the repayment term for Mr. Montgomery (along with certain other former TIMET executives) until the earlier of five years after termination of employment or the date on which the stock collateral could be sold and the loan fully liquidated at no loss. Any accrued interest during such period may be deferred, in which case it will be added to the principal amount outstanding.

Shareholders' Agreement
In connection with the acquisition of IMI Titanium from IMI plc ("IMI") by TIMET in 1996, TIMET, Tremont, IMI, and two of IMI's affiliates entered into an agreement dated February 15, 1996, as amended March 29, 1996 (the "Shareholders' Agreement"). The Shareholders' Agreement contains provisions that regulate certain matters relating to the governance of TIMET originally as among TIMET, Tremont and its affiliates and IMI and its affiliates. TIMET agreed in the Shareholders' Agreement that, among other things, so long as Tremont (as the only remaining shareholder party) continues to hold at least 10% of the outstanding shares of TIMET Common Stock, TIMET will not cause or permit the dissolution or liquidation of itself or any of its subsidiaries or the filing by itself of a petition in bankruptcy, or the commencement by TIMET of any other proceeding seeking relief from its creditors, without the approval of Tremont. TIMET has also agreed to provide Tremont certain periodic information about TIMET and its subsidiaries, which right is subject to confidentiality restrictions.

Registration Rights
Under the Shareholders' Agreement, Tremont is entitled to certain rights with respect to the registration under the Securities Act of the shares of TIMET Common Stock that Tremont holds. The Shareholders' Agreement generally provides, subject to certain limitations, that (i) Tremont has two rights to require TIMET to register under the Securities Act an amount of not less than $25 million of registrable securities (only one of which rights may require registration on Form S-1), and (ii) if TIMET proposes to register any securities under the Securities Act (other than a registration on Form S-4 or Form S-8, or any successor or similar form), whether or not pursuant to registration rights granted to other holders of its securities and whether or not for sale for its own account, Tremont has the right to require TIMET to include in such registration the registrable securities held by Tremont or its permitted transferees so long as Tremont holds in excess of 5% of the outstanding shares of TIMET Common Stock (or to sell the entire balance of any such registrable securities even though less than 5%). TIMET is obligated to pay all registration expenses in connection with a registration under the Shareholders' Agreement. Under certain circumstances, the number of shares included in such registrations may be limited. TIMET has agreed to indemnify the holders of any registrable securities to be covered by a registration statement pursuant to the Shareholders' Agreement, as well as the holders' directors and officers and any underwriters and selling agents, against certain liabilities, including liabilities under the Securities Act.

Option Reimbursement Agreement
In 1996, IMI and Union Titanium Sponge Corporation ("UTSC"), which were, along with Tremont, the sole shareholders of TIMET at that time, entered into separate agreements with Tremont and TIMET whereby IMI and UTSC each agreed to reimburse Tremont for a portion of the cost to Tremont associated with the exercise of certain Tremont stock options issued to employees of TIMET pursuant to the Tremont Stock Incentive Plan. The payments are calculated by multiplying (x) the number of shares of Tremont Common Stock covered by such exercised option by (y) the difference between (i) the closing sale price of Tremont Common Stock on the NYSE Composite Tape on the date of exercise, not to exceed $34, minus (ii) $16.625, and (z) multiplying the resulting product by (i) 0.16 in the case of UTSC and (ii) 0.34 in the case of IMI. The maximum aggregate payments to be made by IMI and UTSC to Tremont under such agreements are limited to $1.1 million and $520,000, respectively. Pursuant to this agreement, reimbursements due from IMI and UTSC were approximately $77,000 and $36,000, respectively, at December 31, 2000. In March 2001, UTSC, Tremont and TIMET agreed to the termination of such agreement among them in consideration of a payment by UTSC to Tremont of approximately $145,000.

Tremont believes that the terms of the foregoing contractual relationships, agreements and other transactions with related parties were no less favorable to Tremont than it might have obtained from unaffiliated third parties.

Subsidiary and Affiliate Relationships
NL is a party to certain additional agreements with related entities as set forth in Appendix B to this Proxy Statement.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires Tremont's executive officers, directors, and persons who own beneficially more than 10% of a registered class of Tremont's equity securities to file reports of ownership and changes in ownership with the Commission and Tremont. Based solely on a review of copies of the Section 16(a) reports furnished to Tremont and written representations by certain reporting persons, Tremont believes that all of Tremont's executive officers, directors and greater than 10% beneficial owners filed on a timely basis all reports required during and with respect to the fiscal year ended December 31, 2000 with the exception of a single late report on a Form 3 by David P. Burlage, a former officer of Tremont.

                  STOCKHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

Stockholders may submit proposals on matters appropriate for stockholder action at Tremont's annual stockholder meetings, consistent with rules adopted by the Commission. Such proposals must be received by Tremont no later than December 4, 2001, to be considered for inclusion in the proxy statement and form of proxy relating to the 2002 Annual Meeting of Stockholders. Any such proposals should be addressed to: Corporate Secretary, Tremont Corporation, 1999 Broadway, Suite 4300, Denver, Colorado 80202.
                                  OTHER MATTERS

The Board of Directors knows of no other business to be presented for consideration at the Meeting. If any other matters properly come before the Meeting, the persons designated as agents in the enclosed proxy card or voting instruction form will vote on such matters in accordance with their best judgment.

                        2000 ANNUAL REPORT ON FORM 10-K/A


Tremont's 2000 Annual Report on Form 10-K/A, as filed with the Commission, is included as a part of Tremont's 2000 Annual Report which accompanies this Proxy Statement. Additional copies are available to stockholders without charge upon request by writing: Investor Relations Department, Tremont Corporation, 1999 Broadway, Suite 4300, Denver, Colorado 80202.

                                   APPENDIX A

Appended to this Proxy Statement as Appendix A is the Corporation's Audit Committee Charter.

                                   APPENDIX B

Appended to this Proxy Statement as Appendix B is information with respect to compensation paid by NL to an executive officer of Tremont and information with respect to certain related party transactions involving NL.


                                                             TREMONT CORPORATION

Denver, Colorado
April 3, 2001

                                   APPENDIX A

                               TREMONT CORPORATION

                             AUDIT COMMITTEE CHARTER

                                   May 9, 2000

                                ----------------


                                    ARTICLE I
                                     PURPOSE

         The Audit Committee (the "Committee") of Tremont Corporation (the "Corporation") assists the Corporation's Board of Directors in fulfilling its oversight responsibilities relating to the financial accounting and reporting practices of the Corporation. The Committee's primary responsibilities are to serve as an independent and objective party to review the Corporation's auditing, accounting and financial reporting processes. The Committee is intended to facilitate communications between the Corporation's Board of Directors, its management, and its internal and independent auditors. The Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Article V of this Charter.

                                   ARTICLE II
                     RELATIONSHIP WITH THE OUTSIDE AUDITORS

         The Corporation's outside auditor is ultimately responsible to the Board of Directors and the Committee. The Board of Directors, with the advice of the Committee, has the ultimate authority and responsibility to select, evaluate and replace the outside auditors.

         Management is responsible for preparing the Corporation's financial statements. The Corporation's outside auditors are responsible for auditing the financial statements. The activities of the Committee are in no way designed to supersede or alter these traditional responsibilities.

         The Corporation's outside auditors, management and internal auditors have more available time and information about the Corporation than does the Committee. Accordingly, the Committee's role does not provide any special assurances with regard to the Corporation's financial statements, nor does it involve a professional evaluation of the quality of the audits performed by the outside auditors.

                                   ARTICLE III
                                   COMPOSITION

         The Committee shall be comprised of three or more directors as determined by the Board (provided, however, that the number may be less than three to the extent permitted by applicable law and the requirements of any exchange on which the Corporation's securities are listed from time-to-time). The Board of Directors shall also designate a chairperson of the Committee. The Board of Directors shall, in its business judgment, assure that each member of the Committee individually and the Committee as a whole satisfies in all respects any requirements for audit committee membership or composition, including without limitation any requirements with respect to independence, financial literacy, or financial background, imposed under any applicable law or under the requirements of any exchange on which the Corporation's securities are listed from time-to-time.

                                   ARTICLE IV
                                    MEETINGS

         The Committee shall meet regularly and as circumstances dictate, all as determined by the Committee. Regular meetings of the Committee may be held without notice at such time and at such place as shall from time to time be determined by the chairperson of the Committee or by the chief executive officer, president or secretary of the Corporation. Special meetings of the Committee may be called by or at the request of any member of the Committee, any of the Corporation's executive officers, the Corporation's principal accounting officer, the Corporation's director of internal auditing or the Corporation's outside auditors, in each case on at least twenty-four hours notice to each member of the Committee.

         If  the  Board  of  Directors,   management  of  the  Corporation,  the
Corporation's director of internal auditing or the Corporation's outside auditors desire to discuss matters in private, the Committee shall meet separately with such person or group.

         A majority of the Committee members shall constitute a quorum for the transaction of the Committee's business. Unless otherwise required by applicable law, the Corporation's certificate of incorporation or bylaws or the Board of Directors, the Committee shall act upon the vote or consent of a majority of its members at a duly called meeting at which a quorum is present. Any action of the Committee may be taken by a written instrument signed by all of the members of the Committee. Meetings of the Committee may be held at such place or places as the Committee shall determine or as may be specified or fixed in the respective notices or waivers of a meeting. Members of the Committee may participate in Committee proceedings by means of conference telephone or similar communications equipment by means of which all persons participating in the proceedings can hear each other, and such participation shall constitute presence in person at such proceedings.

                                    ARTICLE V
                               SPECIFIC ACTIVITIES

         Without limiting the Committee's authority, the Committee shall carry out the following specific activities.

Section 5.1.  Review of Documents and Reports

         (a)      Review and reassess this Charter at least annually.

         (b) Review of the Corporation's Annual Report on Form 10-K, including the Corporation's year end financial statements, before its release each year. Consider whether the information contained in the Annual Report on Form 10-K is adequate and consistent with the Committee members' knowledge about the Corporation and its operations. If determined to be appropriate, recommend that the audited financial statements be included in the Annual Report on Form 10-K.

         (c) Review and discuss with management of the Corporation and the Corporation's outside auditors the Corporation's interim financial statements (which may be satisfied through a discussion between the outside auditors and the chairperson of the Committee.

         (d) Review the internal reports to management prepared by the internal auditors and management's response thereto.

Section 5.2.  Internal Auditing

         (a)      Review the activities of the Corporation's internal auditors.

Section 5.3.  Outside Auditors

         (a) Recommend to the Board of Directors the selection of the outside auditors, consider the independence and effectiveness of the outside auditors, and approve the fees and other compensation to be paid to the outside auditors. The Committee shall receive the written disclosures required by generally accepted auditing standards. On an annual basis, the Committee shall require the outside auditors to provide the Committee with a written statement delineating all relationships between the outside auditors and the Corporation. The Committee shall actively engage in a dialogue with the outside auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditor. The Committee shall recommend that the Board of Directors take appropriate action in response to the outside auditors' report to satisfy itself of the outside auditors' independence.

         (b) Prior to the annual audit, review with management of the Corporation and the Corporation's outside auditors the scope and approach of the annual audit.

         (c)      After  the  annual  audit,   review  with  management  of  the
                  Corporation and the Corporation's outside auditors their report on the results of the annual audit.

         (d) Ensure that the outside auditors inform the Committee of any fraud, illegal acts or deficiencies in internal control of which they become aware and communicate certain required matters to the Committee.

         (e)      Review  with  the  outside  auditors  their   performance  and
                  recommend to the Board of Directors any proposed discharge of the outside auditors when circumstances warrant.

         (f) Direct and supervise special audit inquiries by the internal or outside auditors as the Board of Directors or the Committee may request.

Section 5.4.  Financial Reporting Processes

         (a) Review significant accounting and reporting issues, including recent professional and regulatory pronouncements or proposed pronouncements, and understand their impact on the Corporation's financial statements.

         (b) Discuss with the Corporation's outside auditors the auditors' judgments about the quality, not just the acceptability, of the Corporation's accounting principles as applied in its financial reporting.

Section 5.5.  Process Improvement

         (a) Ensure that significant findings and recommendations made by the internal and outside auditors are received and discussed on a timely basis with the Committee and management.

         (b) Review any significant disagreement among management and the internal or outside auditors in connection with the execution of the annual audit or the preparation of the financial statements.

Section 5.6.  Reporting Responsibilities

         (a) Regularly update the Board of Directors about Committee activities and make appropriate recommendations.

                                   ARTICLE VI
                                  MISCELLANEOUS

         The Committee  may perform any other  activities  consistent  with this
Charter,  the  Corporation's   certificate  of  incorporation  and  bylaws,  and
governing law, as the Committee or the Board deems necessary or appropriate.

                                   APPENDIX B

                      NL INDUSTRIES, INC. COMPENSATION AND
                           RELATED PARTY TRANSACTIONS

Summary of Cash and Certain Other Compensation of Executive Officers Paid by NL The Summary Compensation Table and related notes set forth below provide certain summary information concerning annual and long-term compensation paid or accrued by NL to, or on behalf of, J. Landis Martin, the only executive officer of Tremont listed under "Executive Compensation" in the Proxy Statement who was, during 2000, also an executive officer of NL, for services rendered during the fiscal years ended December 31, 1998, 1999, and 2000.


                         Summary Compensation Table (1)

                                                                                  Long Term
                                                                                 Compensation
                                               Annual Compensation                  Awards
                                                                    Other         Securities          All
                                                                    Annual        Underlying        Other
                                      Salary         Bonus       Compensation       Options      Compensation
Names and Position          Year        ($)         ($) (2)        ($) (3)            (#)           ($) (4)
------------------          ----        ---         -------        -------            ---           -------

J. Landis Martin (5)        2000      600,000          900,000      13,420          100,000          96,840
    President and Chief     1999      500,000          500,000      17,281           99,000         125,320
    Executive Officer       1998      500,000        2,750,000      19,742          120,000         328,520

---------------

(1) No grants of SARs, awards of restricted stock or payouts under long-term incentive plans (as defined by applicable federal securities regulations) were made during 1998, 1999 or 2000. Therefore, columns for such compensation otherwise required by applicable federal securities regulations have been omitted.

(2) Amounts paid pursuant to the NL Variable Compensation Plan and, in 1998, a special discretionary bonus.

(3)      Amount  that  exceeds  120%  of  the  applicable   Federal  long-term
         interest  rate  on  deferred compensation.

(4) Represents (i) contributions to the account of Mr. Martin under the NL Savings Plan, including pension contributions, and (ii) amounts accrued by NL in unfunded accounts for the benefit of Mr. Martin under the Supplemental Executive Retirement Plan for Executives and Officers of NL Industries, Inc. (the "NL SERP"), as follows:

                                          Year            Amounts

                  NL Savings Plan ($)     2000             22,440
                                          1999             16,320
                                          1998             19,520

                          NL SERP ($)     2000             74,400
                                          1999            109,000
                                          1998            309,000


 (5) During 1998, 1999 and 2000, Mr. Martin also served as an executive officer of Tremont and TIMET. Mr. Martin is expected to continue to serve as an executive officer of NL, Tremont and TIMET in 2001 and to be compensated directly by NL for services to NL and by TIMET for services to TIMET and Tremont. Mr. Martin is expected to continue to devote approximately one-half of his working time to his duties as President and Chief Executive Officer of NL. See "Certain Relationships and Transactions" below.

Stock Option Grants by NL
The following table and related notes provide information, with respect to the grant to Mr. Martin of options ("NL Options") under the Long Term Performance Incentive Plan of NL (the "NL Incentive Plan") during fiscal year 2000. No stock appreciation rights ("NL SARs") were granted under the NL Incentive Plan in 2000.


                  NL Option/SAR Grants in Last Fiscal Year (1)

                                                                                        Potential Realizable
                                                Percent of                                Value at Assumed
                                 Securities   Total Options                             Annual Rate of Stock
                                 Underlying     Granted to    Exercise or                Price Appreciation for
                      Date of      Options     Employees in    Base Price   Expiration      Option Term ($) (3)
                       Grant       Granted     Fiscal Year     ($/share)(2)     Date      -------------------
                      -------     --------     -----------    ------------     ------         5%        10%
                                                                                          ---------  --------
Name
----

J. Landis Martin       2/9/00      100,000       23.1%          14.25         2/9/10      896,175    2,271,083


----------------

(1) Grants of NL Options under the NL Incentive Plan vest over five years from the date of grant at a rate of 40% on the second anniversary of the date of grant, and 20% on each of the next three succeeding anniversary dates. The NL Options expire on the tenth anniversary of the date of grant.

(2) Exercise price of $14.25 is equal to the mean of the high and low prices of NL Common Stock on the New York Stock Exchange Composite Tape on the date of grant.

(3) Pursuant to the rules of the Commission, these amounts reflect the calculations at assumed 5% and 10% appreciation rates. Such calculations are not intended to forecast future appreciation, if any, and do not necessarily reflect the actual value, if any, that may be realized. The actual value of such options, if any, would be realized only upon the exercise of such options and depends upon the future performance of the NL Common Stock. No assurance can be made that the amounts reflected in these columns will be achieved. The potential realizable value was computed as the difference between the appreciated value (at the end of the ten-year term of the options) of the NL Common Stock into which the listed options are exercisable and the aggregate exercise price of such options. The appreciated value per share at the end of the ten-year term would be $23.21 and $36.96 at the assumed 5% and 10% rates, respectively.

Stock Option Exercises and Holdings for NL
The following table and related notes provide information with respect to Mr. Martin regarding the exercise of NL Options during the last fiscal year and the value of unexercised NL Options held as of December 31, 2000. No NL SARs have been granted to Mr. Martin under the NL Incentive Plan.


                     Aggregated NL Option Exercises in 2000 and 12/31/00 Option Values

                                                             Number of
                                                             Securities
                                                             Underlying
                                                             Unexercised           Value of Unexercised,
                                                             Options at 12/31/00   In-the-Money Options at
                      Shares Acquired                       (Exercisable/          12/31/00  (Exercisable/
        Name         on Exercise (#)(1)  Value Realized($)   Unexercisable) (#)    Unexercisable) ($)
        ----          ------------       ---------------    ------------------     ------------------



J. Landis Martin         355,000          4,667,188        138,000/316,000         1,137,388/2,910,414

----------
                                      B-2

(1) In August 2000, Mr. Martin (and certian other NL executives) entered into an agreement under which NL purchased 133,764 shares of NL Common Stock from Mr. Martin for approximately $3.1 million. Under the agreement, Mr. Martin also delivered certain shares of NL Common Stock to NL in payment for the exercise price and applicable required withholding taxes (as permitted under the NL Incentive Plan).

Pension Plan
The Retirement Plan of NL Industries, Inc. for its U.S. employees (the "NL Pension Plan") provides lifetime retirement benefits to eligible employees. In 1996, NL approved the suspension of all future accruals under the NL Pension Plan. The NL Pension Plan covers Mr. Martin. No amounts were paid or distributed to Mr. Martin in 2000. The estimated accrued annual benefits payable under the NL Pension Plan upon retirement at normal retirement age for Mr. Martin is $50,277.

NL Employment Agreement
Mr. Martin had entered into an executive severance agreement with NL which expired December 2000. The agreement provided that Mr. Martin could be terminated at any time by action of the NL Board of Directors. The executive severance agreement also provided that the following payments would be made to Mr. Martin in the event Mr. Martin's employment was terminated by NL without cause (as defined in the agreement) or Mr. Martin terminated his employment with NL for good reason (as defined in the agreement): (i) two times Mr. Martin's annual NL base salary plus NL target bonus (which target bonus would not be less than the amount of his annual NL salary), (ii) accrued NL salary and NL bonus through the date of termination and (iii) certain other benefits.

Certain Relationships and Transactions

Intercorporate Services Agreements
NL and Contran are parties to an intercorporate services agreement (the "NL/Contran ISA") whereby Contran makes available to NL the services of Harold
C. Simmons to consult with NL and assist in the development and implementation of NL's strategic plans and objectives. The services do not include major corporation acquisitions, divestitures and other special projects outside the scope of NL's business as it has been conducted in the past. NL paid Contran approximately $950,000 in 2000 for services pursuant to the NL/Contran ISA and expects to pay approximately the same amount in 2001 for such services. The NL/Contran ISA is subject to automatic renewal and may be terminated by either party pursuant to a written notice delivered at least 30 days prior to a quarter-end. NL will continue to pay directors' fees and expenses separately to Harold C. Simmons.

NL and Valhi are parties to an intercorporate services agreement (the "NL/Valhi ISA") whereby Valhi renders certain management, financial and administrative services to NL and NL provides to Valhi certain insurance and risk management services. NL paid total net fees of approximately $211,000 to Valhi for services provided in 2000. NL expects that in 2001, Valhi, in addition to the services described above, will provide certain insurance and risk management services to NL, and that the total net fees NL will pay in 2001 will be higher than those paid in 2000. The NL/Valhi ISA is subject to automatic renewal and may be terminated by either party pursuant to a written notice delivered at least 30 days prior to a quarter-end.

NL and CompX were parties to an intercorporate services agreement (the "NL/CompX ISA") whereby NL made available to CompX certain services with respect to CompX's occupancy, accounting, computer support and internal audit needs. CompX paid fees of approximately $180,000 for services pursuant to the NL/CompX ISA during 2000. The NL/CompX ISA was terminated in the first quarter of 2001.

Insurance Commissions
Tall Pines, Valmont and EWI broker or issue certain of NL's insurance policies and those of NL's 50%-owned joint venture. Parties related to Contran own 100% of the outstanding common stock of EWI. Through December 31, 2000, a son-in-law of Harold C. Simmons managed the operations of EWI. Subsequent to December 31, 2000, such son-in-law provides advisory services to EWI as requested by EWI. Consistent with insurance industry practices, EWI receives a commission from the insurance underwriters for the policies that it brokers or issues. NL and its joint venture paid an aggregate of approximately $5.7 million for such policies in 2000, which amount principally included payments for reinsurance premiums paid to third parties, but also included commissions paid to Tall Pines, Valmont and EWI. In NL's opinion, the premiums that NL paid for these insurance policies are reasonable and similar to those it could have obtained through unrelated insurance companies and/or brokers. NL expects that these relationships with Tall Pines, Valmont and EWI will continue in 2001.

Tax Sharing Agreement
Effective January 1, 2001, NL and its qualifying subsidiaries will be included in the consolidated United States federal tax return of Contran (the "Contran Tax Group"). As a member of the Contran Tax Group, NL is a party to a tax sharing agreement (the "Contran Tax Agreement"). The Contran Tax Agreement provides that NL compute its provision for U.S. Income taxes on a separate company basis using the tax elections made by Contran. Pursuant to the Contran Tax Agreement and using the tax elections made by Contran, NL will make payments to or receive payments from Valhi in amounts it would have paid to or received from the Internal Revenue Service had it not been a member of the Contran Tax Group. Refunds are limited to amounts previously paid under the Contran Tax Agreement.

Investment in Tremont
During 2000, NL purchased 1,000,000 shares of Tremont Common Stock in market transactions for an aggregate of $26 million. Before the close of business on December 31, 2000, NL held 16% of the Tremont Common Stock outstanding, including approximately 36,000 shares previously held by NL, and Valhi held an additional 64% of the Tremont Common Stock outstanding. Effective with the close of business on December 31, 2000, NL contributed substantially all of its shares of Tremont Common Stock, and Valhi contributed all of its shares of Tremont Common Stock to TGI in return for a 20% and 80%, respectively, ownership interest in TGI. After the contributions, TGI held the 80% of Tremont Common Stock previously owned by NL and Valhi. NL's stock of TGI is redeemable at the option of NL for fair value based upon the value of the underlying Tremont Common Stock.

See also footnote (1) to the Aggregated NL Option Exercises in 2000 and 12/31/00 Option Values table above.

                               TREMONT CORPORATION
                            1999 Broadway, Suite 4300
                             Denver, Colorado 80202

                                      PROXY


                               TREMONT CORPORATION
                            1999 Broadway, Suite 4300
                             Denver, Colorado 80202

                    Proxy for Annual Meeting of Stockholders
                                   May 8, 2001

The undersigned hereby appoints Robert E. Musgraves, Joan H. Prusse and Mark A. Wallace, and each of them, proxy and attorney-in-fact for the undersigned, with full power of substitution, to vote on behalf of the undersigned at the 2001 Annual Meeting of Stockholders (the "Meeting") of Tremont Corporation, a Delaware corporation ("Tremont"), to be held at the offices of Valhi, Inc., 5430 LBJ Freeway, Suite 1700, Dallas, Texas on Tuesday, May 8, 2001, at 1:00 p.m. (local time), and at any adjournment or postponement of said Meeting, all of the shares of Common Stock ($1.00 par value) of Tremont standing in the name of the undersigned or which the undersigned may be entitled to vote on the matters described on the reverse side of this card.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF TREMONT CORPORATION. PLEASE COMPLETE, SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                (Continued and to be signed on the reverse side)

                                 SEE REVERSE SIDE

[X] Please mark your votes as in this example.

This proxy, if properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted "FOR" all nominees named in
Item 1 below.

The Board of Directors recommends a vote "FOR" each of the director nominees named in Item 1 below.

1.   Election of Eight Directors          FOR ALL             WITHHELD AS TO ALL
                                  (except as marked below)
                                           [ ]                        [ ]
                  Nominees:
                  --------
         Susan E. Alderton, Richard J. Boushka,
         J. Landis Martin, Glenn R. Simmons, Harold C.
         Simmons, Gen. Thomas P. Stafford, Avy H.
         Stein, Steven L. Watson

Vote withheld as to the following nominee(s):___________________________________

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting and any adjournment of postponement thereof.


[ ] Check this box if you consent to delivery of all future corporate communications, including proxy statements and annual reports to shareholders, electronically via the Internet.

Please sign exactly as your name appears on this card. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please show full corporate name and sign authorized officer's name and title. If a partnership, please show full partnership name and sign authorized person's name and title.

The undersigned hereby revokes all proxies heretofore given by the undersigned to vote at such meeting and any adjournment or postponements thereof.






                                                   -----------------------------

                                                                          2001
                                                   -----------------------------
                                                   SIGNATURE(S)           DATE